As filed with the Securities and Exchange Commission on May 30, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22791

DoubleLine Income Solutions Fund

(Exact name of registrant as specified in charter)

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Address of principal executive offices) (Zip code)

Ronald R. Redell

President and Chief Executive Officer

c/o DoubleLine Capital LP

333 South Grand Avenue, Suite 1800

Los Angeles, CA 90071

(Name and address of agent for service)

(213) 633-8200

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2018

DoubleLine Income Solutions Fund

NYSE: DSL

DoubleLine Capital LP	333 S. Grand Avenue 18th Floor Los Angeles, California 90071 doubleline.com

Semi-Annual Report	March 31, 2018	3

Chairman’s Letter	(Unaudited) March 31, 2018

Dear Shareholder,

On behalf of the team at DoubleLine, I am pleased to deliver the Semi-Annual Report for the DoubleLine Income Solutions Fund (NYSE: DSL, the “Fund”) for the 6-month period ended March 31, 2018. On the following pages, you will find specific information regarding the Fund’s operations and holdings. In addition, we discuss the Fund’s investment performance and the main drivers of that performance during the reporting period.

If you have any questions regarding the Fund, please don’t hesitate to call us at 877-DLine11 (877-354-6311) or visit our website www.doublelinefunds.com where our investment management team offers deeper insights and analysis on relevant capital market activity impacting investors today. We value the trust that you have placed with us, and we will continue to strive to offer thoughtful investment solutions to our shareholders.

Sincerely,

Ronald R. Redell, CFA

Chairman of the Board of Trustees

DoubleLine Income Solutions Fund

May 1, 2018

4	DoubleLine Income Solutions Fund

Financial Markets Highlights	(Unaudited) March 31, 2018

•	Emerging Markets (EM) Debt

Over the 6-month period ended March 31, 2018, U.S. dollar (USD)-denominated EM fixed income sovereign and corporate bonds indices, represented by the JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified and the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified, respectively, posted modest negative returns. EM debt performance was negative and both the sovereign and corporate Indices widened as concerns about rising global interest rates, heightened trade tensions, and elevated market volatility had offset generally positive economic data. EM high yield credits outperformed their investment grade counterparts over the period.

•	Agency Mortgage-Backed Securities (Agency MBS)

For the 6-month period ended March 31, 2018, the Bloomberg Barclays U.S. MBS Index returned -1.04%, slightly outperforming both the U.S. Government and Corporate sectors. During this period, yields across the U.S. Treasury (UST) curve increased with 2-year yields increasing by about 78 basis points (bps) and 10-year yields increasing by about 41 bps. Corporate credit spreads widened by about 24 bps from peak-to-trough, largely attributing to the Agency MBS sector’s outperformance. Aggregate prepayment activity was unchanged across all three agencies (Fannie Mae, Freddie Mac, and Ginnie Mae) due to higher mortgage rate levels. Additionally, 30-year mortgage rates (based on Freddie Mac 30-year Commitment Rates) increased by about 61 bps and 15-year mortgage rates (based on Freddie Mac 15-year Commitment Rates) increased by about 74 bps. Consistent with these factors, overall refinancing activity, as measured by the Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted, declined by about 20% and overall purchasing activity, as measured by the MBA Purchase Index Seasonally-Adjusted, increased by about 8%. 30-year current coupon spreads against blended 5-year/10-year UST were effectively unchanged over the 6-month period, though we did see some volatility when spreads tightened and then widened in the beginning of the new calendar year. As of March 31, 2018, the duration of the Bloomberg Barclays U.S. MBS Index extended to 5.05 years with a yield of roughly 3.30%.

•	Non-Agency Mortgage-Backed Securities (Non-Agency MBS)

For the 6-month period ended March 31, 2018, spreads tightened 30 to 60 bps across the capital stack as the market remained well-bid despite higher volatility. Bid list volumes were approximately $39 billion during the period, with banks and money managers making up a majority of the supply. A turbulent hurricane season led to delinquency spikes across impacted regions, most notably Houston and Puerto Rico. While collateral trends improved in the proceeding months, the impact shed light on catastrophic risks to new issue sectors such as Agency Credit Risk Transfer. There were multiple representation and warranty settlements during the period with JP Morgan and Long Beach/Washington Mutual trusts receiving the most significant payouts of $700 million and $800 million, respectively.

•	Commercial Mortgage-Backed Securities (CMBS)

For the 6-month period ended March 31, 2018, new issue CMBS spreads were mixed alongside broader credit and equity indices. During the period, the Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value returned -0.97%, outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index return of -1.08%. While spreads rallied through the fourth quarter 2017, the volatility seen in broader markets throughout the first quarter 2017 furthered spread tiering in the first quarter 2018. The Moody’s/RCA Commercial Property Price Index (CPPI) increased by 1.0% on the national level, as compared to 0.5% over the prior reporting period. Despite the increase in CPPI, we see potential headwinds on the horizon due to a pullback in foreign investment, which represents 16% of market share (down from the peak of 18% in 2015), and a slowdown in transaction volume, which fell to its lowest monthly level in nearly five years in February 2018. For the 6-month period, 10-year AAA last cash flows (LCFs) tightened by 4 bps to 82 bps over swaps while BBB- bonds tightened by 35 bps to 330 bps over swaps. $44.5 billion in new issuance priced during the 6-month period as compared to $34.8 billion from October 2016 through March 2017. The Trepp CMBS Delinquency Rate for U.S. Commercial Real Estate loans is now 4.55%, down 85 bps over the 6-month period and 82 bps year-over-year.

•	U.S. High Yield (HY)

For the 6-month period ended March 31, 2018, the Bloomberg Barclays U.S. High Yield Corporate Index returned -0.39%. Longer-maturity bonds underperformed intermediate ones and bonds with lower credit ratings outperformed those with higher credit ratings, as Ba-rated issues returned -1.22% and B-rated rated issues returned -0.19% while Caa-rated issues returned 1.32%. For the period, notable outperformers by industry included Tobacco, Refining, and Transportation Services. Wireless and Cable & Satellite were underperforming sectors over the period.

Semi-Annual Report	March 31, 2018	5

Financial Markets Highlights (Cont.)	(Unaudited) March 31, 2018

•	Bank Loans

For the 6-month period ended March 31, 2018, the S&P/LSTA Leveraged Loan Index returned 2.58%. There was notable outperformance at the lower end of the credit quality spectrum as risk assets performed well in the period. CCC-rated loans rose 5.7% compared to returns of 2.6% for single-B-rated loans and 2.3% for BB-rated loans. The weighted-average bid price of the Index ended March 2018 at $98.42, up from $97.98 in September 2017. The trailing 12-month default rate (by issuer count) remains low but rose from 1.41% in September 2017 to 1.93% in March 2018.

•	Collateralized Loan Obligations (CLOs)

For the 6-month period ended March 31, 2018, CLO issuance totaled $67.66 billion across 121 deals. Typically issuance is slow at the start of the year, but February 2018 had the highest monthly issuance for the period with a total of $15.03 billion across 28 deals. The spike in February issuance has been attributed by many to the ruling by the United States Court of Appeals for the District of Columbia that qualifying CLO managers are not subject to the risk retention requirements of the Dodd-Frank Act. This appears to have allowed managers with capital constraints to issue new deals and refinance or reset deals that were not Risk Retention compliant. London Interbank Offered Rate (LIBOR) rose by almost 100 bps over the period. With a rising LIBOR, spread levels across the capital stack continued to price tighter. While spreads levels continued to go down, all in yield levels ticked up slightly thanks to the increase in LIBOR.

6	DoubleLine Income Solutions Fund

Management’s Discussion of Fund Performance	(Unaudited) March 31, 2018

For the 6-month period ended March 31, 2018, the DoubleLine Income Solutions Fund on a net asset value basis underperformed the Bloomberg Barclays Global Aggregate Bond Index return of 2.45%. Over this time period, the Federal Reserve hiked the Fed Funds Target Rate twice and the UST yield curve flattened with 2-year yields increasing by 0.78%, 10-year yields increasing by about 0.40%, and 30-year yields decreasing by about 0.11%. EM Sovereigns were the worst performing sector in the portfolio as increasing UST yields and spread widening negatively impacted the price of securities in this sector. Agency MBS holdings in the portfolio also lagged the Index over the period as the increase in UST yields negatively impacted the price of longer duration holdings such as inverse floating-rate and inverse interest-only securities. Bank Loans and CLOs were the top performing sectors in the Fund as floating rate assets benefitted from the increase in UST yields over the period. The Fund has historically been managed to a shorter duration versus the Index. As of March 31, 2018 the Index’s duration was 7.2 years while the Fund’s duration was 5.5 years with a yield-to-maturity of 11.0%, and current gross leverage at 30.1%.

6-Month Period Ended 3-31-18	6-Months (Not Annualized)
Net Asset Value (NAV) Return	1.59%
Market Price Return	-1.05%
Bloomberg Barclays Global Aggregate Bond Index	2.45%

For additional performance information, please refer to the “Standardized Performance Summary.”

Opinions expressed herein are as of March 31, 2018 and are subject to change at any time, are not guaranteed and should not be considered investment advice. This report is for the information of shareholders of the Fund.

The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition. Securities and indices discussed are not recommendations and are presented as examples of issue selection or portfolio management processes. They have been picked for comparison or illustration purposes only. No security presented within is either offered for sale or purchase. DoubleLine reserves the right to change its investment perspective and outlook without notice as market conditions dictate or as additional information becomes available.

DoubleLine® is a registered trademark of DoubleLine Capital LP.

Shares of closed-end investment companies frequently trade at a discount to their net asset value, which may increase investors’ risk of loss. There are risks associated with an investment in the Fund. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. An investment in the Fund should not constitute a complete investment program.

The Fund’s daily New York Stock Exchange closing prices, net asset values per share, as well as other information are available at http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html or by calling the Fund’s shareholder servicing agent at (877) 354-6311.

This document is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale or offer of these securities, in any jurisdiction where such sale or offer is not permitted.

The Fund’s shares are only offered through broker/dealers on the secondary market. Unlike an open-end mutual fund, a closed-end fund offers a fixed number of shares for sale. After the initial public offering, shares are bought and sold in the secondary marketplace, and the market price of the shares is determined by supply and demand, not by net asset value (NAV), often at a lower price than the NAV. A closed-end fund is not required to buy its shares back from investors upon request.

Credit ratings from Moody’s Investor Service, Inc. (“Moody’s”) range from the highest rating of Aaa for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of C for the lowest rated class of bonds. Credit ratings from S&P Global Ratings (“S&P”) range from the highest rating of AAA for bonds of the highest quality that offer the lowest degree of investment risk to the lowest rating of D for bonds that are in default. Credit ratings are determined from the highest available credit rating from any Nationally Recognized Statistical Rating Organization (“NRSRO”). DoubleLine chooses to display credit ratings using S&P’s rating convention, although the rating itself might be sourced from another NRSRO. In limited situations when the rating agency has not issued a formal rating, the rating agency will classify the security as nonrated.

Fund investing involves risk. Principal loss is possible.

Investments in debt securities typically decline in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision-making, economic or market conditions or other unanticipated factors.

In addition, the Fund may invest in other asset classes and investments such as, among others, REITs, credit default swaps, short sales, derivatives and smaller companies which include additional risks.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. You can obtain the Fund’s most recent periodic reports and certain other regulatory filings by calling 1 (877) 354-6311/ 1 (877) DLINE11, or visiting www.doublelinefunds.com. You should read these reports and other filings carefully before investing.

The performance shown assumes the reinvestment of all dividends and distributions and does not reflect any reductions for taxes. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (877) 354-6311 or by visiting http://www.doublelinefunds.com/closed_end_funds/income_solutions/overview.html.

Semi-Annual Report	March 31, 2018	7

Management’s Discussion of Fund Performance (Cont.)	(Unaudited) March 31, 2018

This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and DoubleLine undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, DoubleLine cannot guarantee the accuracy of the information provided. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. For a complete list of Fund holdings, please refer to the Schedule of Investments provided in this report.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Basis Point—A unit that is equal to 1/100th of 1%.

Bloomberg Barclays Global Aggregate Bond Index—This index is an unmanaged index that measures the global investment grade fixed-rate debt markets and is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indices.

Bloomberg Barclays U.S. Aggregate Bond Index—This index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. CMBS Index ERISA Eligible Total Return Value—This index measures the performance of investment grade commercial mortgage-backed securities, which are classes of securities that represent interests in pools of commercial mortgages, and includes only ERISA-eligible CMBS.

Bloomberg Barclays U.S. High Yield Corporate Index—An index that covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issuer from countries designated as emerging markets (e.g. Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, 144-As and pay-in-kind (PIK, as of October 1, 2009) are also included.

Bloomberg Barclays U.S. MBS Index—This index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of the Government-Sponsored Enterprises (GSEs): Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Duration—A measure of the sensitivity of a price of a fixed income investment to a change in interest rates, expressed as a number of years.

Freddie Mac U.S. 15-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 15-year fixed-rate mortgage loan.

Freddie Mac U.S. 30-year Commitment Rates—The interest rate charged by Freddie Mac to lend money to a qualified borrower on a 30-year fixed-rate mortgage loan.

Investment Grade—Securities rated AAA to BBB- are considered to be investment grade. A bond is considered investment grade if its credit rating is BBB- or higher by Standard & Poor’s or Baa3 by Moody’s. Ratings based on corporate bond model. The higher the rating, the more likely the bond is to pay back at par/$100 cents on the dollar. AAA is considered the highest quality and the lowest degree of risk. They are considered to be extremely stable and dependable.

JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified—This index is a market capitalization weighted index consisting of US-denominated Emerging Market corporate bonds. It is a liquid global corporate benchmark representing Asia, Latin America, Europe and the Middle East/Africa.

JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified—This Index is a uniquely-weighted version of the EMBI Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by EMBI Global.

Last Cash Flow (LCF)—The last revenue stream paid to a bond over a given period.

Leverage—The use of various financial instruments or borrowed capital, such as margin, to increase the potential return of an investment.

London Interbank Offered Rate (LIBOR)—An indicative average interest rate at which a selection of banks known as the panel banks are prepared to lend one another unsecured funds on the London money market.

Moody’s/RCA Commercial Property Price Index—An index that describes various non-residential property types for the U.S. (10 monthly series from 2000). This index is a periodic same-property round-trip investment price change index of the U.S. commercial investment property market. The dataset contains 20 monthly indicators.

Mortgage Bankers Association (MBA) U.S. Refinancing Index Seasonally-Adjusted—An index that covers all mortgage applications to refinance an existing mortgage adjusted to take into account changes in data due to seasonality. It includes conventional and government refinances.

Mortgage Bankers Association (MBA) Purchase Index Seasonally-Adjusted—An index that includes all mortgage applications for purchases of single-family homes adjusted to take into account changes in data due to seasonality. It covers the entire market, both conventional and government loans and all products.

S&P/LSTA Leveraged Loan Index—Capitalization-weighted syndicated loan indices are based upon market weightings, spreads and interest payments, and this index covers the U.S. market back to 1997 and currently calculates on a daily basis. Created by the Leveraged Commentary & Data (LCD) team at S&P Capital IQ, the review provides an overview and outlook of the leveraged loan market as well as an expansive review of the S&P Leveraged Loan Index and sub-indexes. The review consists of index general characteristics, results, risk-return profile, default/distress statistics, and repayment analysis.

Spread—The difference between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument. The spread can be measured between debt instruments of differing maturities, credit ratings and risk.

Trepp CMBS Delinquency Rate—A report published by Trepp on a monthly basis giving the total principal balances of loans with delinquencies divided by the total principal balance of all loans.

Yield-to-Maturity—The discount rate at which the sum of all future cash flows from the bond (coupons and principal) is equal to the price of the bond. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield.

A direct investment cannot be made in an index. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Quasar Distributors, LLC provides filing administration for DoubleLine Capital LP.

8	DoubleLine Income Solutions Fund

Standardized Performance Summary	(Unaudited) March 31, 2018

DSL
DoubleLine Income Solutions Fund Returns as of March 31, 2018	6-Months (Not Annualized)	1-Year	3-Year Annualized	Since Inception Annualized (4-26-13 to 3-31-18)
Total Return based on NAV	1.59%	8.92%	8.46%	6.41%
Total Return based on Market Price	-1.05%	9.35%	10.55%	4.77%
Bloomberg Barclays Global Aggregate Bond Index	2.45%	6.97%	3.14%	1.35%

Performance data quoted represents past performance; past performance does not guarantee future results. The performance information shown assumes reinvestment of all dividends and distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares when sold may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance reflects management fees and other fund expenses. Performance data current to most recent month-end may be obtained by calling (213) 633-8200 or by visiting www.doublelinefunds.com.

Semi-Annual Report	March 31, 2018	9

Schedule of Investments DoubleLine Income Solutions Fund	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
ASSET BACKED OBLIGATIONS 0.1%

	Coinstar Funding LLC,
1,488,750	Series 2017-1A-A2	5.22%	^	04/25/2047	1,530,823

	Sapphire Aviation Finance Ltd.,
1,000,000	Series 2018-1A-B	5.93%	^	03/15/2040	1,007,458

	Total Asset Backed Obligations (Cost $2,488,739)				2,538,281

BANK LOANS 11.0%

	Acrisure LLC,
759,272	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor)	5.99%		11/22/2023	770,092

	Almonde, Inc.,
3,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.23%		06/13/2025	2,979,135

	Applied Systems, Inc.,
3,630,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.00%, 1.00% Floor)	9.30%		09/19/2025	3,761,606

	Ascena Retail Group, Inc.,
1,971,813	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.50%, 0.75% Floor)	6.44%		08/21/2022	1,743,645

	Asurion LLC,
6,330,000	Secured 2nd Lien Term Loan, Tranche B2 (1 Month LIBOR USD + 6.00%)	7.88%		08/04/2025	6,513,570

	AutoData, Inc.,
775,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.01%		12/12/2025	786,625

	Azure Midstream Energy LLC,
2,857,833	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.50%, 1.00% Floor)	8.38%		11/15/2018	2,805,448

	Capital Automotive LP,
7,989,633	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%		03/24/2025	8,094,537

	Ceva Group PLC,
2,691,923	Guaranteed Senior Secured 1st Lien Synthetic Letter Of Credit (3 Month LIBOR USD + 5.50%, 1.00% Floor)	6.50%		03/19/2021	2,650,709
471,087	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	463,874
3,768,691	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	3,710,993

	Ceva Intercompany BV,
2,732,301	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 5.50%, 1.00% Floor)	7.27%		03/19/2021	2,690,470

	CH Holdings Corporation,
630,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.13%		02/01/2025	641,025

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Charah LLC,
3,679,688	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 6.25%, 1.00% Floor)	8.23%		10/25/2024	3,723,384

	Cologix, Inc.,
3,500,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.88%		03/20/2025	3,567,830

	Colorado Buyer, Inc.,
2,140,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.03%		05/01/2025	2,145,018

	CONSOL Mining Corporation,
1,999,988	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.99%		10/26/2022	2,055,487

	Coronado Australian Holdings Ltd.,
3,685,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%		03/21/2025	3,648,150

	Coronado Australian Holdings Pty Ltd.,
1,005,000	Senior Secured 1st Lien Term Loan, Tranche C (3 Month LIBOR USD + 6.50%, 1.00% Floor)	8.51%		03/21/2025	994,950

	CP VI Bella Topco LLC,
625,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	8.63%		12/28/2025	625,000

	CSM Bakery Supplies LLC,
2,900,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.75%, 1.00% Floor)	9.45%	¥	07/03/2021	2,788,828

	CVS Holdings LP,
420,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.54%		02/06/2026	420,525

	Deck Chassis Acquisition, Inc.,
2,495,000	Guaranteed Senior Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%)	7.88%		06/15/2023	2,541,781

	EG America LLC,
3,165,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.00%)	6.01%		02/01/2025	3,161,835

	EnergySolutions LLC,
3,208,960	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.75%, 1.00% Floor)	6.63%		05/29/2020	3,265,117

	Evergreen Skills,
5,911,414	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%		04/28/2021	5,724,229

	Excelitas Technologies Corporation,
1,250,000	Secured 2nd Lien Term Loan (6 Month LIBOR USD + 7.50%, 1.00% Floor)	9.16%		11/15/2025	1,272,663

	Fairmount Santrol, Inc.,
1,182,563	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.00%, 1.00% Floor)	8.30%		11/01/2022	1,198,332

10	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Foresight Energy LLC,
10,211,850	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.63%	03/28/2022	10,083,130

	FullBeauty Brands Holdings Corporation,
947,949	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	10/14/2022	545,502

	Gavilan Resources LLC,
4,066,129	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.79%	03/01/2024	4,086,480

	Genworth Holdings, Inc.,
335,000	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 4.50%, 1.00% Floor)	6.20%	03/07/2023	341,492

	GO Wireless, Inc.,
1,975,000	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.50%, 1.00% Floor)	8.38%	12/20/2024	1,972,531

	Goldcup Merger Sub, Inc.,
1,109,243	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.00%, 1.00% Floor)	5.52%	05/02/2023	1,119,647

	Greenway Health LLC,
1,617,775	Guaranteed Senior Secured 1st Lien Term Loan (3 Month LIBOR USD + 4.75%, 1.00% Floor)	6.55%	02/14/2024	1,633,281

	Healogics Inc.,
5,700,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.70%	07/01/2022	3,591,000

	HVSC Merger Sub Corporation,
4,000,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.02%	10/05/2025	4,020,000

	Hyland Software, Inc.,
6,500,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%, 0.75% Floor)	8.88%	07/07/2025	6,586,645

	Impala Private Holdings LLC,
1,416,800	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 8.00%, 1.00% Floor)	9.88%	11/10/2025	1,432,739

	Jo-Ann Stores LLC,
6,884,206	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 5.00%, 1.00% Floor)	6.55%	10/20/2023	6,862,727

	Kronos, Inc.,
4,500,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.02%	11/01/2024	4,678,110

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE	MATURITY	VALUE $

	Longview Power LLC,
5,835,000	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 6.00%, 1.00% Floor)	7.78%	04/13/2021	4,850,344

	LSF9 Atlantis Holdings LLC,
3,336,250	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.69%	05/01/2023	3,329,294

	Masergy Communications, Inc.,
3,077,143	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.50%, 1.00% Floor)	9.80%	12/12/2024	3,102,791

	Mitchell International, Inc.,
8,000,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%)	9.14%	11/20/2025	8,066,000

	Optiv Security, Inc.,
3,000,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.13%	02/01/2025	2,906,250

	Peak 10 Holding Corporation,
1,550,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.02%	08/01/2025	1,562,013

	Piscine US Acquisition LLC,
6,200,000	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 9.00%, 1.00% Floor)	11.30%	12/20/2024	6,277,500

	Polycom, Inc.,
5,982,667	Senior Secured 1st Lien Term Loan (1 Month LIBOR USD + 6.50%, 1.00% Floor)	7.13%	09/27/2023	6,042,493

	PowerTeam Services LLC,
2,000,000	Guranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 7.25%, 1.00% Floor)	9.55%	03/05/2026	2,007,500

	Precyse Acquisition Corporation,
3,579,786	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 5.50%, 1.00% Floor)	6.38%	10/20/2022	3,594,893

	Rack Merger Sub, Inc.,
2,683,333	Guaranteed Secured 2nd Lien Term Loan, Tranche B (1 Month LIBOR USD + 7.25%, 1.00% Floor)	9.07%	10/03/2022	2,703,458

	RentPath LLC,
5,863,636	Senior Secured 1st Lien Term Loan, Tranche B1 (1 Month LIBOR USD + 4.75%, 1.00% Floor)	6.63%	12/17/2021	5,881,960

	Romulus Merger Sub LLC,
3,845,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.25%)	8.03%	02/01/2026	3,854,613

	Sedgwick, Inc.,
6,775,000	Guaranteed Secured 2nd Lien Term Loan (1 Month LIBOR USD + 5.75%, 1.00% Floor)	7.63%	02/28/2022	6,820,731

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	11

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	SMG Holdings Inc.,
440,000	Guaranteed Senior Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%)	8.88%		01/23/2026	451,000

	Solenis International LP,
10,032,645	Guaranteed Secured 2nd Lien Term Loan (3 Month LIBOR USD + 6.75%, 1.00% Floor)	8.73%		07/31/2022	9,566,127

	Solera LLC,
1,489,303	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 4.75%, 1.00% Floor)	4.63%		03/03/2023	1,495,052

	Southern Graphics, Inc.,
3,125,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.50%)	9.38%		12/31/2023	3,154,297

	SRS Distribution, Inc.,
3,950,000	Secured 2 Lien Term Loan (1 Month LIBOR USD + 8.75%, 1.00% Floor)	10.63%		02/24/2023	4,073,437

	Summit Midstream Partners Holdings LLC,
4,219,600	Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.00%, 1.00% Floor)	7.88%		05/13/2022	4,272,345

	Syncreon Group BV,
4,769,365	Senior Secured 1st Lien Term Loan, Tranche B (3 Month LIBOR USD + 4.25%, 1.00% Floor, 1.00% Floor)	6.02%		10/28/2020	4,476,049

	TKC Holdings,
3,820,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	9.78%		02/01/2024	3,866,795

	US Renal Care, Inc.,
4,840,000	Senior Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.00%, 1.00% Floor)	10.30%		12/31/2023	4,870,250

	Viewpoint, Inc.,
6,000,000	Secured 2nd Lien Term Loan (3 Month LIBOR USD + 8.25%, 1.00% Floor)	10.55%		07/18/2025	5,985,000

	Vine Oil & Gas LP,
6,000,000	Guaranteed Senior Secured 1st Lien Term Loan, Tranche B (1 Month LIBOR USD + 6.88%, 1.00% Floor)	8.75%		12/12/2021	6,033,750

	Vizient, Inc.,
393,786	Senior Secured 1st Lien Term Loan, Tranche B3 (1 Month LIBOR USD + 3.50%, 1.00% Floor)	4.63%		02/13/2023	397,725

	Wand Intermediate LP,
2,672,981	Secured 2nd Lien Term Loan (6 Month LIBOR USD + 7.25%, 1.00% Floor)	9.14%	¥	09/19/2022	2,690,810

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	WASH Multifamily Laundry Systems LLC,
289,141	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.88%		05/12/2023	287,695
1,650,859	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 7.00%, 1.00% Floor)	8.88%		05/14/2023	1,642,605

	Wink Holdco, Inc.,
1,340,000	Secured 2nd Lien Term Loan (1 Month LIBOR USD + 6.75%, 1.00% Floor)	8.42%		11/03/2025	1,343,350

	Total Bank Loans (Cost $235,859,945)				237,304,269

COLLATERALIZED LOAN OBLIGATIONS 10.4%

	Adams Mill Ltd.,
2,000,000	Series 2014-1A-D2 (3 Month LIBOR USD + 4.25%)	5.97%	^	07/15/2026	2,003,518
6,000,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.25%)	7.97%	^	07/15/2026	6,022,963

	ALM LLC,
1,000,000	Series 2016-19A-C (3 Month LIBOR USD + 4.35%)	6.07%	^	07/15/2028	1,018,783
5,000,000	Series 2016-19A-D (3 Month LIBOR USD + 7.35%)	9.07%	^	07/15/2028	5,081,577

	Apidos Ltd.,
1,000,000	Series 2014-18A-E (3 Month LIBOR USD + 6.00%)	7.74%	^	07/22/2026	1,002,122

	Babson Ltd.,
2,250,000	Series 2015-2A-ER (3 Month LIBOR USD + 6.45%)	8.19%	^	10/20/2030	2,308,550
2,827,890	Series 2016-2A-E (3 Month LIBOR USD + 6.90%, 6.90% Floor)	8.64%	^	07/20/2028	2,871,770

	Barings Ltd.,
4,000,000	Series 2016-3A-D (3 Month LIBOR USD + 7.25%, 7.25% Floor)	8.97%	^	01/15/2028	4,100,521

	Birchwood Park Ltd.,
500,000	Series 2014-1A-E2 (3 Month LIBOR USD + 6.40%)	8.12%	^	07/15/2026	500,658

	BlueMountain Ltd.,
8,000,000	Series 2012-2A-ER (3 Month LIBOR USD + 7.10%)	8.98%	^	11/20/2028	8,176,962
2,500,000	Series 2015-2A-F (3 Month LIBOR USD + 6.80%, 6.80% Floor)	8.53%	^	07/18/2027	2,423,058
3,000,000	Series 2016-2A-D (3 Month LIBOR USD + 7.00%)	8.88%	^	08/20/2028	3,026,760

	Bristol Park Ltd.,
5,000,000	Series 2016-1A-E (3 Month LIBOR USD + 7.25%)	8.97%	^	04/15/2029	5,130,741

12	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Canyon Capital Ltd.,
8,050,000	Series 2015-1A-ER (3 Month LIBOR USD + 6.85%)	8.57%	^	04/15/2029	8,249,520
1,000,000	Series 2016-2A-E (3 Month LIBOR USD + 6.75%)	8.47%	^	10/15/2028	1,014,836
4,650,000	Series 2017-1A-E (3 Month LIBOR USD + 6.25%)	7.97%	^	07/15/2030	4,718,984

	Carlyle Global Market Strategies Ltd.,
2,000,000	Series 2013-3A-DR (3 Month LIBOR USD + 5.50%)	7.22%	^	10/15/2030	2,009,538
1,850,000	Series 2016-2A-D2 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.17%	^	07/15/2027	1,877,307
2,000,000	Series 2016-4A-D (3 Month LIBOR USD + 6.90%)	8.64%	^	10/20/2027	2,048,105

	Cent Ltd.,
3,450,000	Series 2013-18A-D (3 Month LIBOR USD + 3.45%)	5.19%	^	07/23/2025	3,452,428
8,500,000	Series 2013-18A-E (3 Month LIBOR USD + 4.60%)	6.34%	^	07/23/2025	8,388,005
2,000,000	Series 2014-22A-D (3 Month LIBOR USD + 5.30%)	7.09%	^	11/07/2026	2,003,986

	Dryden Senior Loan Fund,
3,000,000	Series 2015-37A-ER (3 Month LIBOR USD + 5.15%, 5.15% Floor)	6.87%	^	01/15/2031	2,949,321

	Galaxy Ltd.,
5,000,000	Series 2014-18A-E2 (3 Month LIBOR USD + 6.30%)	8.02%	^	10/15/2026	5,006,402
1,250,000	Series 2017-24A-E (3 Month LIBOR USD + 5.50%)	7.13%	^	01/15/2031	1,246,731

	GoldenTree Loan Opportunities Ltd.,
10,000,000	Series 2015-10A-E1 (3 Month LIBOR USD + 6.00%, 6.00% Floor)	7.74%	^	07/20/2027	10,044,717

	Halcyon Loan Advisors Funding Ltd.,
1,000,000	Series 2014-2A-C (3 Month LIBOR USD + 3.50%)	5.26%	^	04/28/2025	1,002,545
1,000,000	Series 2014-2A-D (3 Month LIBOR USD + 5.00%)	6.76%	^	04/28/2025	951,580
1,000,000	Series 2014-2A-E (3 Month LIBOR USD + 5.75%)	7.51%	^	04/28/2025	880,947

	LCM LP,
3,500,000	Series 14A-F (3 Month LIBOR USD + 5.15%)	6.87%	^	07/15/2025	3,330,567
7,000,000	Series 19A-E1 (3 Month LIBOR USD + 6.45%, 6.45% Floor)	8.17%	^	07/15/2027	7,057,240
4,000,000	Series 26A-E (3 Month LIBOR USD + 5.30%, 5.30% Floor)	7.23%	^	01/20/2031	3,974,785

	Madison Park Funding Ltd.,
7,100,000	Series 2015-18A-ER (3 Month LIBOR USD + 6.35%)	8.09%	^	10/21/2030	7,282,649
1,500,000	Series 2016-22A-E (3 Month LIBOR USD + 6.65%)	8.40%	^	10/25/2029	1,520,297
3,000,000	Series 2017-25A-D (3 Month LIBOR USD + 6.10%)	7.85%	^	04/25/2029	3,040,107

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Magnetite Ltd.,
10,000,000	Series 2012-7A-DR2 (3 Month LIBOR USD + 4.50%)	6.32%	^	01/15/2028	10,022,317
7,500,000	Series 2015-16A-ER (3 Month LIBOR USD + 5.00%)	6.78%	^	01/18/2028	7,439,682

	Neuberger Berman Loan Advisers Ltd.,
2,000,000	Series 2017-16SA-E (3 Month LIBOR USD + 5.40%)	7.12%	^	01/15/2028	1,986,347

	Octagon Investment Partners Ltd.,
5,000,000	Series 2012-1A-DR (3 Month LIBOR USD + 7.15%)	8.87%	^	07/15/2029	5,155,814
2,000,000	Series 2013-1A-D (3 Month LIBOR USD + 3.35%)	5.08%	^	07/17/2025	2,002,520
9,500,000	Series 2013-1A-E (3 Month LIBOR USD + 4.50%)	6.23%	^	07/17/2025	9,363,886
5,460,000	Series 2013-1A-ER (3 Month LIBOR USD + 7.00%)	8.74%	^	07/19/2030	5,597,623
2,000,000	Series 2014-1A-D (3 Month LIBOR USD + 6.60%)	8.43%	^	11/14/2026	2,022,926
4,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.20%)	7.94%	^	03/17/2030	4,052,323

	Stewart Park Ltd.,
3,000,000	Series 2015-1A-ER (3 Month LIBOR USD + 5.28%, 5.28% Floor)	7.00%	^	01/15/2030	2,940,598

	TCI-Cent Ltd.,
2,000,000	Series 2017-1A-D (3 Month LIBOR USD + 6.30%)	8.05%	^	07/25/2030	2,020,104

	Venture Ltd.,
7,200,000	Series 2016-24A-E (3 Month LIBOR USD + 6.72%)	8.46%	^	10/20/2028	7,244,280
5,000,000	Series 2017-26A-E (3 Month LIBOR USD + 6.80%)	8.54%	^	01/20/2029	5,074,050
4,000,000	Series 2017-27A-E (3 Month LIBOR USD + 6.35%)	8.09%	^	07/20/2030	4,073,718

	Voya Ltd.,
3,050,000	Series 2016-4A-E2 (3 Month LIBOR USD + 6.65%)	8.39%	^	07/20/2029	3,126,727
1,500,000	Series 2017-1A-D (3 Month LIBOR USD + 6.10%)	7.83%	^	04/17/2030	1,521,403

	WhiteHorse Ltd.,
2,000,000	Series 2012-1A-B1L (3 Month LIBOR USD + 4.25%)	6.03%	^	02/03/2025	2,001,050
1,250,000	Series 2012-1A-B2L (3 Month LIBOR USD + 5.25%)	7.03%	^	02/03/2025	1,252,512
1,600,000	Series 2012-1A-B3L (3 Month LIBOR USD + 6.50%)	8.28%	^	02/03/2025	1,603,174
3,250,000	Series 2013-1A-B1L (3 Month LIBOR USD + 3.70%)	5.64%	^	11/24/2025	3,260,929

	Wind River Ltd.,
2,000,000	Series 2013-2A-E1R (3 Month LIBOR USD + 6.75%)	8.48%	^	10/18/2030	2,031,254
3,500,000	Series 2014-2A-ER (3 Month LIBOR USD + 5.75%, 5.75% Floor)	7.47%	^	01/15/2031	3,474,418
2,000,000	Series 2016-1A-D (3 Month LIBOR USD + 4.65%)	6.37%	^	07/15/2028	2,013,508

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	13

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Wind River Ltd., (Cont.)
5,000,000	Series 2017-1A-E (3 Month LIBOR USD + 6.42%)	8.15%	^	04/18/2029	5,095,884
3,000,000	Series 2017-3A-E (3 Month LIBOR USD + 6.40%)	8.12%	^	10/15/2030	3,066,579

	Total Collateralized Loan Obligations (Cost $219,335,226)				223,162,206

FOREIGN CORPORATE BONDS 63.2%
5,174,950	ACI Airport Sudamerica S.A.	6.88%		11/29/2032	5,601,883
10,200,000	Adecoagro S.A.	6.00%	^z	09/21/2027	9,613,500
3,850,000	Aeropuerto Argentina S.A.	6.88%	^z	02/01/2027	4,002,344
11,272,000	Aeropuerto Argentina S.A.	6.88%	[z]	02/01/2027	11,718,033
5,400,000	Aeropuertos Dominicanos Siglo S.A.	6.75%	^z	03/30/2029	5,865,750
25,000,000	AES Andres B.V.	7.95%	^	05/11/2026	26,816,500
19,000,000	AES El Salvador Trust	6.75%		03/28/2023	18,620,000
2,000,000	AES El Salvador Trust	6.75%	^	03/28/2023	1,960,000
28,000,000	Ajecorp B.V.	6.50%		05/14/2022	25,480,000
18,000,000	Alfa S.A.B. de C.V.	6.88%	[z]	03/25/2044	18,832,500
85,817	Autopistas del Nordeste Ltd.	9.39%		04/15/2024	92,165
4,752,000	Autopistas del Sol S.A.	7.38%	^z	12/30/2030	5,049,000
20,000,000	Avianca Holdings S.A.	8.38%	^	05/10/2020	20,600,000
10,500,000	Avianca Holdings S.A.	8.38%	[z]	05/10/2020	10,815,000
11,750,000	Axtel S.A.B. de C.V.	6.38%	^z	11/14/2024	11,985,000
1,160,000	Banco de Galicia y Buenos Aires S.A. (5 Year CMT Rate + 7.16%)	8.25%	[z]	07/19/2026	1,259,412
26,428,000	Banco de Reservas de la Republica Dominicana	7.00%		02/01/2023	27,749,400
572,000	Banco de Reservas de la Republica Dominicana	7.00%	^	02/01/2023	600,600
32,000,000	Banco do Brasil S.A. (10 Year CMT Rate + 7.33%)	9.25%	†z	04/15/2023	34,636,800
10,000,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%	^	04/03/2027	10,312,500
9,200,000	Banco GNB Sudameris S.A. (5 Year CMT Rate + 4.56%)	6.50%	[z]	04/03/2027	9,487,500
12,545,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	[z]	11/04/2026	12,663,801
15,000,000	Banco Macro S.A. (5 Year Swap Rate USD + 5.46%)	6.75%	^	11/04/2026	15,142,050
8,000,000	Banco Mercantil de Norte (10 Year CMT Rate + 5.35%)	7.63%	^†z	01/10/2028	8,550,000
19,000,000	Banco Mercantil del Norte S.A. (5 Year CMT Rate + 4.45%)	5.75%	[z]	10/04/2031	18,691,250
10,000,000	Bantrab Senior Trust	9.00%	^	11/14/2020	10,212,500
2,258,000	Bantrab Senior Trust	9.00%		11/14/2020	2,305,983
19,000,000	Braskem Finance Ltd.	7.38%	†z	04/06/2018	19,232,560
8,800,000	C&W Senior Financing DAC	6.88%		09/15/2027	8,800,000
3,925,000	C10 Capital SPV Ltd. (3 Month LIBOR USD + 4.71%)	7.01%	†	05/14/2018	3,928,925

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
10,150,000	C5 Capital Ltd. (3 Month LIBOR USD + 4.28%)	6.59%	†	04/30/2018	10,009,423
15,500,000	Camposol S.A.	10.50%	^	07/15/2021	16,623,750
16,200,000	Capex S.A.	6.88%	[z]	05/15/2024	16,341,750
3,800,000	Capex S.A.	6.88%	^	05/15/2024	3,833,250
7,150,000	CEVA Group PLC	7.00%	^z	03/01/2021	7,042,750
18,230,000	CFG Investment S.A.C.	9.75%	Ω	07/30/2019	19,779,550
11,297,000	Cia General de Combustibles S.A.	9.50%	[z]	11/07/2021	12,151,336
3,500,000	Cia General de Combustibles S.A.	9.50%	^	11/07/2021	3,764,687
19,000,000	CIMPOR Financial Operations B.V.	5.75%	[z]	07/17/2024	18,211,500
1,000,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	†z	03/30/2020	1,043,500
26,000,000	Colombia Telecomunicaciones S.A. (5 Year Swap Rate USD + 6.96%)	8.50%	^†z	03/30/2020	27,131,000
16,000,000	Comcel Trust	6.88%	[z]	02/06/2024	16,771,520
29,350,000	CorpGroup Banking S.A.	6.75%		03/15/2023	29,019,813
31,000,000	Cosan Overseas Ltd.	8.25%	†	05/05/2018	31,441,750
7,450,000	Coveris Holdings S.A.	7.88%	^z	11/01/2019	7,505,875
12,500,000	Credito Real S.A.B. de C.V.	7.25%	[z]	07/20/2023	13,187,500
11,000,000	Credito Real S.A.B. de C.V.	7.25%	^	07/20/2023	11,605,000
9,400,000	Credito Real S.A.B. de C.V. (10 Year CMT Rate + 7.03%)	9.13%	^†	11/29/2022	9,670,250
2,600,000	Credito Real S.A.B. de C.V. (10 Year CMT Rate + 7.03%)	9.13%	†z	11/29/2022	2,674,750
14,400,000	CSN Resources S.A.	7.63%	^z	02/13/2023	13,518,000
8,000,000	CSN Islands Corporation	7.00%	†z	06/23/2018	6,310,000
38,600,000	Digicel Ltd.	8.25%	[z]	09/30/2020	33,389,000
5,000,000	Digicel Ltd.	7.13%	[z]	04/01/2022	3,918,750
5,000,000	Digicel Ltd.	7.13%	^z	04/01/2022	3,918,750
5,260,000	Docuformas SAPI de C.V.	9.25%		10/11/2022	5,075,900
5,650,000	Ecopetrol S.A.	5.88%	[z]	05/28/2045	5,591,805
4,000,000	Eldorado International Finance GMBH	8.63%	[z]	06/16/2021	4,277,500
16,080,000	Eldorado International Finance GMBH	8.63%	^z	06/16/2021	17,195,550
14,813,000	Energuate Trust	5.88%	[z]	05/03/2027	14,979,646
20,000,000	Financiera Independencia S.A.B. de C.V.	8.00%	^	07/19/2024	19,950,000
14,400,000	Gran Tierra Energy International Holdings Ltd.	6.25%	^z	02/15/2025	14,112,000
5,600,000	Grupo Famsa S.A.B. de C.V.	7.25%	^	06/01/2020	5,516,000
1,680,000	Grupo Famsa S.A.B. de C.V.	7.25%		06/01/2020	1,654,800
12,300,000	Grupo Idesa S.A. de C.V.	7.88%		12/18/2020	12,002,508
14,700,000	Grupo Idesa S.A. de C.V.	7.88%	^z	12/18/2020	14,344,461
4,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	[z]	06/30/2022	4,166,000
26,000,000	Grupo Posadas S.A.B. de C.V.	7.88%	^	06/30/2022	27,079,000
28,000,000	GTL Trade Finance, Inc.	7.25%	[z]	04/16/2044	31,500,000
13,447,000	GW Honos Security Corporation	8.75%	^z	05/15/2025	14,119,350
500,000	Industrial Senior Trust	5.50%		11/01/2022	499,625
22,700,000	Inkia Energy Ltd.	5.88%	^	11/09/2027	22,104,125

14	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
11,800,000	Instituto Costarricense de Electricidad	6.38%	[z]	05/15/2043	10,465,420
15,000,000	Instituto Costarricense de Electricidad	6.38%	^	05/15/2043	13,303,500
3,530,000	Intelsat Jackson Holdings S.A.	7.25%	[z]	10/15/2020	3,282,900
10,770,000	Intelsat Jackson Holdings S.A.	9.75%	^	07/15/2025	10,083,412
14,100,000	Itau Unibanco Holding S.A. (5 Year CMT Rate + 3.86%)	6.50%	^†	03/19/2023	13,969,293
12,300,000	JBS Investments GmbH	7.25%	[z]	04/03/2024	12,266,175
19,555,000	Kronos Acquisition Holdings, Inc.	9.00%	^z	08/15/2023	18,626,137
6,000,000	Latam Finance Ltd.	6.88%	[z]	04/11/2024	6,300,000
16,560,000	Magnesita Finance Ltd.	8.63%	†	04/30/2018	16,680,060
15,000,000	MARB BondCo PLC	7.00%	^	03/15/2024	14,156,250
15,000,000	Marfrig Holdings Europe B.V.	8.00%	^z	06/08/2023	15,150,000
13,760,000	MEG Energy Corporation	7.00%	^z	03/31/2024	11,420,800
11,000,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75%	†	04/03/2019	11,481,250
17,500,000	Minerva Luxembourg S.A. (5 Year CMT Rate + 7.05%)	8.75%	^†	04/03/2019	18,265,625
29,000,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	^†Ω	04/30/2018	3,045,000
4,784,000	OAS Financial Ltd. (5 Year CMT Rate + 8.19%)	8.88%	†Ω	04/30/2018	502,320
6,000,000	Odebrecht Finance Ltd.	5.25%		06/27/2029	1,920,000
26,500,000	Odebrecht Finance Ltd.	7.13%	[z]	06/26/2042	9,010,000
10,000,000	Pampa Energia S.A.	7.50%	^z	01/24/2027	10,362,500
15,200,000	Pesquera Exalmar S.A.A.	7.38%		01/31/2020	14,804,724
4,800,000	Petra Diamonds PLC	7.25%	^z	05/01/2022	4,812,000
22,000,000	Petrobras Argentina S.A.	7.38%	^	07/21/2023	23,116,280
25,000,000	Petrobras Global Finance B.V.	6.75%		01/27/2041	24,437,500
10,500,000	Petrobras Global Finance B.V.	7.25%	[z]	03/17/2044	10,736,250
9,000,000	Rio Energy S.A.	6.88%	^	02/01/2025	8,910,000
21,119,000	Sappi Papier Holding GmbH	7.50%	^	06/15/2032	22,755,722
7,500,000	Sappi Papier Holding GmbH	7.50%		06/15/2032	8,081,250
5,513,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%	^	11/07/2021	5,829,997
4,489,000	Sixsigma Networks Mexico S.A. de C.V.	8.25%		11/07/2021	4,747,118
10,000,000	Tecnoglass, Inc.	8.20%		01/31/2022	10,650,000
14,930,000	Telesat LLC	8.88%	^	11/15/2024	16,423,000
10,694,000	Tervita Escrow Corporation	7.63%	^	12/01/2021	10,903,282
10,840,000	TI Group Automotice Systems LLC	8.75%	^	07/15/2023	11,436,200
9,000,000	Unifin Financiera S.A.B. de C.V.	7.25%	^	09/27/2023	9,191,250
4,600,000	Unifin Financiera S.A.B. de C.V.	7.00%		01/15/2025	4,531,000
4,400,000	Unifin Financiera S.A.B. de C.V.	7.00%	^z	01/15/2025	4,334,000
11,000,000	Unifin Financiera S.A.B. de C.V. (5 Year CMT Rate + 6.31%)	8.88%	^†z	01/29/2025	10,807,500
21,000,000	Votorantim Cimentos S.A.	7.25%		04/05/2041	23,283,750
4,000,000	Votorantim Cimentos S.A.	7.25%	[z]	04/05/2041	4,435,000
7,200,000	Vrio Finco LLC	6.25%	^	04/04/2023	7,308,000

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
25,000,000	YPF S.A.	6.95%	^	07/21/2027	25,165,000

	Total Foreign Corporate Bonds (Cost $1,373,674,086)				1,360,646,145

FOREIGN GOVERNMENT BONDS, FOREIGN AGENCIES AND FOREIGN GOVERNMENT SPONSORED CORPORATIONS 4.3%
9,400,000	Argentine Republic Government International Bond	7.13%	[z]	07/06/2036	9,071,000
25,000,000	Argentine Republic Government International Bond	7.63%	[z]	04/22/2046	24,906,250
25,000,000	Dominican Republic International Bond	6.85%	[z]	01/27/2045	27,031,250
30,000,000	Provincia de Buenos Aires	7.88%	^	06/15/2027	31,200,000

	Total Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations (Cost $87,151,944)				92,208,500

MUNICIPAL BONDS 0.9%
45,000,000	Commonwealth of Puerto Rico General Obligation	8.00%	Ω	07/01/2035	19,237,500

	Total Municipal Bonds (Cost $37,990,594)				19,237,500

NON-AGENCY COMMERCIAL MORTGAGE BACKED OBLIGATIONS 13.0%

	Bear Stearns Commercial Mortgage Securities, Inc.,
9,948,000	Series 2007-T26-AJ	5.52%	#	01/12/2045	9,422,314

	Citigroup Commercial Mortgage Trust,
30,524,109	Series 2014-GC25-XG	1.23%	#^ I/O	10/10/2047	1,588,737
10,000,000	Series 2015-GC27-D	4.43%	#^	02/10/2048	8,521,431

	Commercial Mortgage Pass-Through Certificates,
6,465,000	Series 2012-CR4-E	4.57%	#^Þ	10/15/2045	2,203,466
3,438,112	Series 2014-UBS4-E	3.75%	^Þ	08/10/2047	2,364,672
3,929,315	Series 2014-UBS4-F	3.75%	^Þ	08/10/2047	2,435,696
7,367,549	Series 2014-UBS4-G	3.75%	^¥Þ	08/10/2047	2,357,947
14,000	Series 2014-UBS4-V	0.00%	#^¥Þ	08/10/2047	—
17,394,000	Series 2015-CR23-E	3.23%	^Þ	05/10/2048	10,636,744
6,400,000	Series 2015-CR26-E	3.25%	^Þ	10/10/2048	3,939,546
5,800,000	Series 2015-CR26-F	3.25%	^Þ	10/10/2048	3,263,886
18,438,000	Series 2015-CR26-XD	1.24%	#^ I/O	10/10/2048	1,404,854

	CSMC Trust,
30,000,000	Series 2017-PFHP-G (1 Month LIBOR USD + 6.15%, 6.15% Floor)	7.93%	^	12/15/2030	29,400,570

	Great Wolf Trust,
40,000,000	Series 2017-WFMZ-MC (1 Month LIBOR USD + 10.47%, 10.47% Floor)	12.40%	^	09/15/2019	40,875,004

	GS Mortgage Securities Corporation,
17,730,000	Series 2014-GC20-E	4.36%	#^Þ	04/10/2047	9,443,689
65,010,362	Series 2014-GC20-XD	1.19%	#^ I/O	04/10/2047	3,770,429

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	15

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	GS Mortgage Securities Corporation, (Cont.)
5,051,000	Series 2015-GC28-D	4.33%	#^	02/10/2048	4,043,455

	JP Morgan Chase Commercial Mortgage Securities Trust,
903,716	Series 2007-LDPX-AM	5.46%	#	01/15/2049	902,783
3,760,000	Series 2011-C5-E	4.00%	#^	08/15/2046	3,124,400
12,817,000	Series 2015-JP1-F	4.74%	#^Þ	01/15/2049	9,029,179

	JPMBB Commercial Mortgage Securities Trust,
57,259,829	Series 2013-C14-XC	0.97%	#^ I/O	08/15/2046	2,677,283
14,113,175	Series 2014-C19-E	4.00%	#^Þ	04/15/2047	10,319,314
7,840,900	Series 2014-C19-F	3.75%	#^Þ	04/15/2047	4,300,961
25,090,332	Series 2014-C19-NR	3.75%	#^¥Þ	04/15/2047	7,873,447
11,900,000	Series 2014-C21-E	3.90%	#^Þ	08/15/2047	8,232,575
52,852,956	Series 2014-C21-XD	0.76%	#^ I/O	08/15/2047	2,014,205
12,020,000	Series 2015-C27-E	2.81%	#^Þ	02/15/2048	7,147,789
24,531,000	Series 2015-C27-XE	1.54%	#^ I/O	02/15/2048	2,104,868

	Merrill Lynch/Countrywide Commercial Mortgage Trust,
515,549	Series 2006-1-B	5.84%	#	02/12/2039	514,688

	Morgan Stanley Bank of America Merrill Lynch Trust,
850,000	Series 2015-C26	4.41%	#Þ	10/19/2048	599,734
8,150,000	Series 2015-C26-E	4.41%	#^Þ	10/15/2048	5,507,199

	Morgan Stanley Capital Trust,
11,453,000	Series 2017-ASHF-G (1 Month LIBOR USD + 6.90%, 6.90% Floor)	8.68%	^	11/15/2034	11,565,938

	UBS-Barclays Commercial Mortgage Trust,
14,085,000	Series 2013-C5-E	4.08%	#^Þ	03/10/2046	10,175,117

	Wells Fargo Commercial Mortgage Trust,
4,870,000	Series 2014-LC16-E	3.25%	^Þ	08/15/2050	3,152,224
4,870,000	Series 2014-LC16-XC	1.64%	#^ I/O	08/15/2050	402,780
12,175,807	Series 2014-LC16-XD	1.64%	#^ I/O	08/15/2050	913,423
18,361,980	Series 2015-C29-E	4.23%	#^Þ	06/15/2048	11,906,734
9,180,600	Series 2015-C29-F	4.23%	#^Þ	06/15/2048	4,550,906
39,018,814	Series 2015-C29-G	4.23%	#^¥Þ	06/15/2048	11,357,479
6,500,000	Series 2015-C30-E	3.25%	^	09/15/2058	4,169,014
1,420,000	Series 2015-LC22-E	3.36%	^Þ	09/15/2058	866,808

	WF-RBS Commercial Mortgage Trust,
21,973,000	Series 2014-LC14-E	3.50%	#^Þ	03/15/2047	14,606,530
87,892,034	Series 2014-LC14-XC	1.49%	#^ I/O	03/15/2047	6,670,403

	Total Non-Agency Commercial Mortgage Backed Obligations (Cost $303,783,094)				280,358,221

NON-AGENCY RESIDENTIAL COLLATERALIZED MORTGAGE OBLIGATIONS 2.8%

	CIM Trust,
30,000,000	Series 2016-1RR-B2	8.29%	#^Þ	07/26/2055	29,559,918
15,000,000	Series 2016-2RR-B2	8.15%	#^Þ	02/25/2056	14,566,980
15,000,000	Series 2016-3RR-B2	8.33%	#^Þ	02/27/2056	14,481,744

	Wachovia Mortgage Loan Trust,
1,951,370	Series 2007-A-4A1	3.69%	#	03/20/2037	1,767,925

	Total Non-Agency Residential Collateralized Mortgage Obligations (Cost $53,140,955)				60,376,567

US CORPORATE BONDS 28.6%
11,497,000	Airxcel, Inc.	8.50%	^	02/15/2022	12,488,616
12,328,000	Alliance One International, Inc.	8.50%	^	04/15/2021	12,882,760
15,310,000	AMC Merger, Inc.	8.00%	^	05/15/2025	14,429,675
10,627,000	American Tire Distributors, Inc.	10.25%	^	03/01/2022	10,905,959
7,988,000	Argos Merger Sub, Inc.	7.13%	^z	03/15/2023	4,573,130
14,865,000	Avantor, Inc.	9.00%	^z	10/01/2025	14,595,572
11,565,000	BCD Acquisition, Inc.	9.63%	^z	09/15/2023	12,548,025

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
20,820,000	BlueLine Rental Finance Corporation	9.25%	^	03/15/2024	22,374,838
2,960,000	Boyne USA, Inc.	7.25%	^	05/01/2025	3,052,500
10,380,000	Brand Energy & Infrastructure Services, Inc.	8.50%	^z	07/15/2025	10,873,050
14,080,000	CB Escrow Corporation	8.00%	^	10/15/2025	13,182,400
16,160,000	Cengage Learning, Inc.	9.50%	^z	06/15/2024	12,483,600
7,325,000	Constellation Merger Sub, Inc.	8.50%	^z	09/15/2025	7,123,562
5,160,000	CSI Compressco LP	7.50%	^	04/01/2025	5,224,500
12,000,000	Deck Chassis Acquisition, Inc.	10.00%	^	06/15/2023	13,050,000
15,365,000	DJO Finance, LLC	8.13%	^z	06/15/2021	15,480,237
16,720,000	Embarq Corporation	8.00%	[z]	06/01/2036	15,842,200
7,375,000	Engility Corporation	8.88%		09/01/2024	7,695,444
19,615,000	Ensemble S Merger Sub, Inc.	9.00%	^	09/30/2023	20,693,825
1,785,000	EP Energy LLC	9.38%	^z	05/01/2024	1,278,506
10,575,000	Exterran Energy Solutions LP	8.13%	^z	05/01/2025	11,235,937
9,200,000	Foresight Energy LLC	11.50%	^z	04/01/2023	7,498,000
6,170,000	Frontier Communications Corporation	8.50%	[z]	04/15/2020	6,223,987
11,253,000	FTS International, Inc.	6.25%	[z]	05/01/2022	11,337,397
13,540,000	Genesys Telecommunications Laboratories, Inc.	10.00%	^z	11/30/2024	15,063,250
7,620,000	Golden Nugget, Inc.	6.75%	^	10/15/2024	7,696,200
21,080,000	Hexion, Inc.	10.38%	^z	02/01/2022	20,500,300
4,415,000	Hexion, Inc.	13.75%	^z	02/01/2022	3,774,825
5,759,000	Hillman Group, Inc.	6.38%	^z	07/15/2022	5,586,230
10,770,000	Iridium Communications, Inc.	10.25%	^	04/15/2023	11,093,100
8,835,000	JBS USA Finance, Inc.	7.25%	^z	06/01/2021	8,956,481
3,055,000	JBS USA Finance, Inc.	7.25%	^	06/01/2021	3,097,006
5,970,000	JBS USA Finance, Inc.	6.75%	^	02/15/2028	5,738,662
6,753,000	Kindred Healthcare, Inc.	8.75%		01/15/2023	7,175,062
7,850,000	Legacy Reserves LP	6.63%	[z]	12/01/2021	5,769,750
6,600,000	Moss Creek Resources Holdings, Inc.	7.50%	^	01/15/2026	6,680,520
4,995,000	MPH Acquisition Holdings LLC	7.13%	^z	06/01/2024	5,169,825
9,780,000	NGL Energy Finance Corporation	7.50%	[z]	11/01/2023	9,853,350
7,315,000	Noble Holding International Ltd.	7.88%	^z	02/01/2026	7,214,419
11,350,000	Onex York Acquisition Corporation	8.50%	^	10/01/2022	10,669,000
9,514,000	OPE KAG Finance Sub, Inc.	7.88%	^	07/31/2023	9,799,420
7,455,000	Par Petroleum Finance Corporation	7.75%	^	12/15/2025	7,492,275
6,800,000	PetSmart, Inc.	8.88%	^z	06/01/2025	3,910,000
1,935,000	Pisces Midco, Inc.	8.00%	^	04/15/2026	1,935,000
10,825,000	Polaris Intermediate Corporation (PIK 9.25%)	8.50%	^	12/01/2022	11,068,671
8,195,000	Prime Security Services Borrower LLC	9.25%	^z	05/15/2023	8,901,819
7,140,000	Radiate Finance, Inc.	6.63%	^z	02/15/2025	6,658,050
12,280,000	Riverbed Technology, Inc.	8.88%	^z	03/01/2023	11,712,050
6,340,000	Sanchez Energy Corporation	7.75%	[z]	06/15/2021	5,864,500
9,970,000	Solera Finance, Inc.	10.50%	^z	03/01/2024	11,141,475
11,385,000	Sprint Corporation	7.63%	[z]	03/01/2026	11,143,069
3,840,000	Staples, Inc.	8.50%	^z	09/15/2025	3,561,600
6,615,000	SunCoke Energy Partners Finance Corporation	7.50%	^	06/15/2025	6,846,525

16	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

(Unaudited) March 31, 2018

PRINCIPAL AMOUNT $	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $
12,833,000	Tapstone Energy Finance Corporation	9.75%	^	06/01/2022	10,715,555
3,210,000	Team Health Holdings, Inc.	6.38%	^z	02/01/2025	2,768,946
11,500,000	Tempo Acquisition Finance Corporation	6.75%	^	06/01/2025	11,514,375
5,195,000	Tenet Healthcare Corporation	8.13%	[z]	04/01/2022	5,435,269
9,397,000	THC Escrow Corporation	7.00%	^z	08/01/2025	9,279,538
3,724,000	Trident Merger Sub, Inc.	6.63%	^z	11/01/2025	3,640,210
10,280,000	Triumph Group, Inc.	7.75%	[z]	08/15/2025	10,562,700
12,956,000	Universal Hospital Services, Inc.	7.63%	[z]	08/15/2020	13,117,950
4,915,000	USA Compression Partners LP	6.88%	^	04/01/2026	5,001,013
7,645,000	Valeant Pharmaceuticals International, Inc.	9.25%	^	04/01/2026	7,635,444
7,675,000	Vine Oil & Gas Finance Corporation	8.75%	^	04/15/2023	7,176,125
9,120,000	Vizient, Inc.	10.38%	^z	03/01/2024	10,146,000
7,390,000	Weatherford International Ltd.	9.88%	[z]	02/15/2024	6,780,325
695,000	Weatherford International Ltd.	9.88%	^z	03/01/2025	628,767
11,065,000	Xerium Technologies, Inc.	9.50%	[z]	08/15/2021	11,424,613

	Total US Corporate Bonds (Cost $625,001,166)				616,972,984

US GOVERNMENT AND AGENCY MORTGAGE BACKED OBLIGATIONS 5.8%

	Federal Home Loan Mortgage Corporation,
12,135,323	Series 3631-SJ (-1 x 1 Month LIBOR USD + 6.24%, Cap 6.24%)	4.46%	I/F I/O	02/15/2040	1,833,366
11,623,456	Series 3770-SP (-1 x 1 Month LIBOR USD + 6.50%, Cap 6.50%)	4.72%	I/F I/O	11/15/2040	996,680
30,819,815	Series 3980-SX (-1 x 1 Month LIBOR USD + 6.50%, 6.50%)	4.72%	I/F I/O	01/15/2042	5,535,911
15,290,252	Series 4212-NS (-1 x 1 Month LIBOR USD + 5.40%, Cap 5.40%)	3.27%	I/F	06/15/2043	13,145,099

	Federal National Mortgage Association,
5,933,728	Series 2006-83-SH (-1 x 1 Month LIBOR USD + 6.56%, Cap 6.56%)	4.69%	I/F I/O	09/25/2036	1,029,747
11,308,611	Series 2007-22-S (-1 x 1 Month LIBOR USD + 6.75%, Cap 6.75%)	4.88%	I/F I/O	03/25/2037	1,903,645
23,714,063	Series 2010-123-SK (-1 x 1 Month LIBOR USD + 6.05%, Cap 6.05%)	4.18%	I/F I/O	11/25/2040	3,744,820
30,592,828	Series 2012-52-PS (-1 x 1 Month LIBOR USD + 6.58%, Cap 6.58%)	4.71%	I/F I/O	05/25/2042	5,446,123
21,621,450	Series 2013-55-US (-2 x 1 Month LIBOR USD + 6.00%, Cap 6.00%)	3.19%	I/F	06/25/2043	18,586,549

PRINCIPAL AMOUNT $/ SHARES	SECURITY DESCRIPTION	RATE		MATURITY	VALUE $

	Federal National Mortgage Association, (Cont.)
34,852,144	Series 2013-58-KS (-2 x 1 Month LIBOR USD + 5.93%, Cap 5.93%)	3.12%	I/F	06/25/2043	26,997,851
20,843,792	Series 2013-58-SC (-2 x 1 Month LIBOR USD + 6.00%, Cap 6.00%)	3.19%	I/F	06/25/2043	17,721,014
35,319,561	Series 2013-64-SH (-2 x 1 Month LIBOR USD + 6.00%, Cap 6.00%)	3.19%	I/F	06/25/2043	28,104,322

	Total US Government and Agency Mortgage Backed Obligations (Cost $146,192,884)				125,045,127

EXCHANGE TRADED FUNDS AND COMMON STOCKS 0.5%
295,568	Frontera Energy Corporation*				8,261,265
118,287	SandRidge Energy, Inc.*				1,716,344

	Total Exchange Traded Funds and Common Stocks (Cost $55,058,641)				9,977,609

SHORT TERM INVESTMENTS 2.6%
18,801,852	BlackRock Liquidity Funds FedFund - Institutional Shares	1.53%	♦		18,801,852
18,801,545	Fidelity Institutional Money Market Government Portfolio - Class I	1.47%	♦		18,801,545
18,801,733	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Share Class	1.56%	♦		18,801,733

	Total Short Term Investments (Cost $56,405,130)				56,405,130

	Total Investments 143.2% (Cost $3,196,082,404)‡				3,084,232,539
	Liabilities in Excess of Other Assets (43.2)%				(930,584,233)

	NET ASSETS 100.0%				$2,153,648,306

SECURITY TYPE BREAKDOWN as a % of Net Assets:
Foreign Corporate Bonds	63.2%
US Corporate Bonds	28.6%
Non-Agency Commercial Mortgage Backed Obligations	13.0%
Bank Loans	11.0%
Collateralized Loan Obligations	10.4%
US Government and Agency Mortgage Backed Obligations	5.8%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.3%
Non-Agency Residential Collateralized Mortgage Obligations	2.8%
Short Term Investments	2.6%
Municipal Bonds	0.9%
Exchange Traded Funds and Common Stocks	0.5%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(43.2)%

100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	17

Schedule of Investments DoubleLine Income Solutions Fund (Cont.)	(Unaudited) March 31, 2018

INVESTMENT BREAKDOWN as a % of Net Assets:
Energy	13.5%
Non-Agency Commercial Mortgage Backed Obligations	13.0%
Collateralized Loan Obligations	10.4%
Consumer Products	8.5%
Banking	7.7%
Telecommunications	7.2%
Healthcare	6.0%
Building and Development (including Steel/Metals)	6.0%
Utilities	5.8%
US Government and Agency Mortgage Backed Obligations	5.8%
Finance	5.6%
Transportation	5.2%
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	4.3%
Media	3.5%
Technology	3.2%
Pulp & Paper	3.0%
Non-Agency Residential Collateralized Mortgage Obligations	2.8%
Short Term Investments	2.6%
Construction	2.5%
Automotive	2.2%
Conglomerates	2.2%
Electronics/Electric	2.1%
Chemical Products	2.1%
Containers and Glass Products	1.8%
Chemicals/Plastics	1.8%
Industrial Equipment	1.6%
Retailers (other than Food/Drug)	1.6%
Hotels/Motels/Inns and Casinos	1.5%
Insurance	1.2%
Aerospace & Defense	1.1%
Commercial Services	1.1%
Food Products	1.0%
Municipal Bonds	0.9%
Mining	0.8%
Business Equipment and Services	0.7%
Environmental Control	0.8%
Beverage and Tobacco	0.6%
Food Service	0.5%
Leisure	0.5%
Pharmaceuticals	0.3%
Food/Drug Retailers	0.1%
Asset Backed Obligations	0.1%
Other Assets and Liabilities	(43.2)%

100.0%

COUNTRY BREAKDOWN as a % of Net Assets:
United States	74.6%
Brazil	16.8%
Mexico	11.1%
Argentina	10.4%
Colombia	5.5%
Peru	4.6%
Dominican Republic	4.1%
Canada	3.3%
Guatemala	2.1%
Jamaica	1.9%
Chile	1.6%
United Kingdom	1.6%
South Africa	1.4%
Costa Rica	1.3%
Luxembourg	1.0%
El Salvador	1.0%
Panama	0.4%
Uruguay	0.3%
Netherlands	0.2%
Other Assets and Liabilities	(43.2)%

100.0%

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities are determined to be liquid by the Adviser, unless otherwise noted, under procedures established by the Fund’s Board of Trustees. At March 31, 2018, the value of these securities amounted to $1,732,293,489 or 80.4% of net assets.

#	Coupon rate is variable based on the weighted average coupon of the underlying collateral. To the extent the weighted average coupon of the underlying assets which comprise the collateral increases or decreases, the coupon rate of this security will increase or decrease correspondingly. The rate disclosed is as of March 31, 2018.

†	Perpetual Maturity

I/O	Interest only security

Þ	Value determined using significant unobservable inputs.

I/F	Inverse floating rate security whose interest rate moves in the opposite direction of reference interest rates. Reference interest rates are typically based on a negative multiplier or slope. Interest rate may also be subject to a cap or floor.

*	Non-income producing security

♦	Seven-day yield as of March 31, 2018

‡	Under the Fund’s Liquidity Agreement, the Lender, through its agent, has been granted a security interest in all of the Fund’s investments in consideration of the Fund’s borrowings under the line of credit with the Lender.

¥	Illiquid security

Ω	Security is in default or has failed to make a scheduled payment. Income is not being accrued.

PIK	A payment-in-kind security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

z	Security, or portion of security, is on loan as of March 31, 2018 pursuant to the Liquidity Agreement.

18	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	(Unaudited) March 31, 2018

ASSETS
Investments in Securities, at Value*	$3,027,827,409
Short Term Investments, at Value*	56,405,130
Interest and Dividends Receivable	51,016,191
Receivable for Investments Sold	5,315,921
Cash	2,196,249
Prepaid Expenses and Other Assets	95,103
Total Assets	3,142,856,003

LIABILITIES
Loan Payable	950,000,000
Payable for Investments Purchased	32,395,329
Investment Advisory Fees Payable	2,651,131
Interest Payable	2,067,178
Administration and Fund Accounting Fees Payable	1,044,109
Payable to Broker for Dividend Reinvestment	890,145
Trustees Fees Payable	62,846
Custodian Fees Payable	51,656
Professional Fees Payable	33,738
Accrued Expenses	11,565
Total Liabilities	989,207,697
Commitments and Contingencies (See Note 2 and Note 9)
Net Assets	$2,153,648,306

NET ASSETS CONSIST OF:
Capital Stock ($0.00001 par value)	$1,013
Additional Paid-in Capital	2,414,152,355
Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	(12,642,634)
Accumulated Net Realized Gain (Loss) on Investments	(136,012,563)
Net Unrealized Appreciation (Depreciation) on Investments	(111,849,865)
Net Assets	$2,153,648,306

*Identified Cost:
Investments in Securities	$3,139,677,274
Short Term Investments	56,405,130

Shares Outstanding and Net Asset Value Per Share:
Shares Outstanding (unlimited authorized)	101,349,841
Net Asset Value per Share	$21.25

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	19

Statement of Operations	(Unaudited) For the Period Ended March 31, 2018

INVESTMENT INCOME
Income:
Interest	$120,701,468
Total Investment Income	120,701,468
Expenses:
Investment Advisory Fees	15,631,994
Interest Expense	10,696,220
Administration and Fund Accounting Fees	2,259,612
Professional Fees	284,029
Trustees Fees	76,067
Registration Fees	74,537
Custodian Fees	71,090
Shareholder Reporting Expenses	50,859
Insurance Expenses	13,925
Transfer Agent Expenses	11,204
Miscellaneous Expenses	412
Total Expenses	29,169,949

Net Investment Income (Loss)	91,531,519

REALIZED & UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on Investments	(20,926,600)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(35,720,781)
Net Realized and Unrealized Gain (Loss) on Investments	(56,647,381)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,884,138

20	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Period Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017

OPERATIONS
Net Investment Income (Loss)	$91,531,519	$177,824,531
Net Realized Gain (Loss) on Investments	(20,926,600)	1,138,260
Net Change in Unrealized Appreciation (Depreciation) on Investments	(35,720,781)	135,194,310
Net Increase (Decrease) in Net Assets Resulting from Operations	34,884,138	314,157,101

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income	(95,268,850)	(183,341,864)

Total Distributions to Shareholders	(95,268,850)	(183,341,864)

Total Increase (Decrease) in Net Assets	$(60,384,712)	$130,815,237

NET ASSETS
Beginning of Period	$2,214,033,018	$2,083,217,781
End of Period	$2,153,648,306	$2,214,033,018

Undistributed (Accumulated) Net Investment Income (Loss) (See Note 5)	$(12,642,634)	$(8,905,303)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	21

Statement of Cash Flows	(Unaudited) For the Period Ended March 31, 2018

CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Resulting from Operations	$34,884,138
Adjustments to Reconcile the Change in Net Assets from Operations to Net Cash Provided By (Used In) Operating activities:
Purchases of Long Term Investments	(583,169,796)
Proceeds from Disposition of Long Term Investments	538,629,522
Net (Purchases of) Proceeds from Disposition of Short Term Investments	3,414,629
Net Amortization (Accretion) of Premiums/Discounts	(3,689,484)
Net Realized (Gain) Loss on Investments	20,926,600
Net Change in Unrealized (Appreciation) Depreciation of Investments	35,720,781
(Increase) Decrease in:
Receivable for Investments Sold	(5,095,502)
Interest and Dividends Receivable	1,461,544
Prepaid Expenses and Other Assets	52,862
Increase (Decrease) in:
Payable for Investments Purchased	2,600,141
Interest Payable for Line of Credit	2,067,178
Investment Advisory Fees Payable	91,916
Payable to Broker for Dividend Reinvestment	6,902
Trustees Fees Payable	4,427
Accrued Expenses	(184,485)
Custodian Fees Payable	9,598
Administration and Fund Accounting Fees Payable	(144,149)
Professional Fees Payable	(121,723)
Net Cash Provided By (Used In) Operating Activities	47,465,099

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Increase in borrowings	65,000,000
Decrease in borrowings	(15,000,000)
Cash Dividends Paid to Common Stockholders	(95,268,850)
Net Cash Provided By (Used In) Financing Activities	(45,268,850)

NET CHANGE IN CASH
Cash at Beginning of Period	—
Cash at End of Period	$2,196,249

SUPPLEMENTAL DISCLOSURE OF CASH FLOW AND NON-CASH INFORMATION
Cash Paid for Interest on Loan Outstanding	$8,621,244

22	DoubleLine Income Solutions Fund	The accompanying notes are an integral part of these financial statements.

Financial Highlights

	Period Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]

Net Asset Value, Beginning of Period	$21.85	$20.55	$19.80	$23.17	$22.24	$23.83 [2]

Income (Loss) from Investment Operations:
Net Investment Income (Loss)[3]	0.90	1.75	1.71	1.85	1.78	0.56
Net Gain (Loss) on Investments (Realized and Unrealized)	(0.56)	1.36	0.93	(3.32)	0.95	(1.55)
Total from Investment Operations	0.34	3.11	2.64	(1.47)	2.73	(0.99)

Less Distributions:
Distributions from Net Investment Income	(0.94)	(1.81)	(1.89)	(1.90)	(1.80)	(0.59)
Distributions from Return of Capital	—	—	— [8]	—	—	(0.01)
Total Distributions	(0.94)	(1.81)	(1.89)	(1.90)	(1.80)	(0.60)
Net Asset Value, End of Period	$21.25	$21.85	$20.55	$19.80	$23.17	$22.24
Market Price, End of Period	$20.08	$21.25	$19.15	$17.29	$21.65	$21.95
Total Return on Net Asset Value[4]	1.59%[7]	15.83%	14.66%	(6.77)%	12.66%	(4.16)%[7]
Total Return on Market Price[5]	(1.05)%[7]	21.33%	23.32%	(12.20)%	7.21%	(9.73)%[7]

Supplemental Data:
Net Assets, End of Period (000’s)	$2,153,648	$2,214,033	$2,083,218	$2,006,694	$2,348,616	$2,253,982
Ratios to Average Net Assets:
Expenses, including interest expense	2.67% [6]	2.38%	2.26%	2.27%	2.17%	1.74% [6]
Net Investment Income (Loss)	8.39% [6]	8.30%	8.97%	8.41%	7.71%	5.71% [6]
Portfolio Turnover Rate	18% [7]	47%	35%	51%	55%	5% [7]

[1]	The Fund commenced operations on April 26, 2013.
[2]	Net Asset Value, beginning of period, reflects a deduction of $1.17 per share of sales load and offering expenses from the initial public offering price of $25.00 per share.
[3]	Calculated based on average shares outstanding during the period.
[4]	Total return on Net Asset Value is computed based upon the Net Asset Value of common stock on the first business day and the closing Net Asset Value on the last business day of the period. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[5]	Total return on Market Price is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.
[6]	Annualized.
[7]	Not Annualized.
[8]	Less than $0.005 per share

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	March 31, 2018	23

Notes to Financial Statements	(Unaudited) March 31, 2018

1.  Organization

DoubleLine Income Solutions Fund (the “Fund”) was formed as a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and originally classified as a non-diversified fund. The Fund is currently operating as a diversified fund. Currently under the 1940 Act, a diversified fund generally may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, U.S. Government securities, cash, cash items and the securities of other investment companies). The remaining 25% of a fund’s total assets is not subject to this limitation. The Fund was organized as a Massachusetts business trust on January 10, 2013 and commenced operations on April 26, 2013. The Fund is listed on the New York Stock Exchange (“NYSE”) under the symbol “DSL”. The Fund’s primary investment objective is to seek high current income and its secondary objective is to seek capital appreciation.

2.  Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946, “Financial Services—Investment Companies”, by the Financial Accounting Standards Board (“FASB”). The following is a summary of the significant accounting policies of the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

A. Security Valuation. The Fund has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1—Unadjusted quoted market prices in active markets for identical securities

•	Level 2—Quoted prices for identical or similar assets in markets that are not active, or inputs derived from observable market data

•	Level 3—Significant unobservable inputs (including the reporting entity’s estimates and assumptions)

Assets and liabilities may be transferred between levels. The Fund uses end of period timing recognition to account for any transfers.

Market values for domestic and foreign fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Vendors typically value such securities based on one or more inputs described in the following table which is not intended to be a complete list. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed income securities in which the Fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income securities. Securities that use similar valuation techniques and inputs as described in the following table are categorized as Level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values generally would be categorized as Level 3.

Fixed-income class	Examples of Inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds and notes; convertible securities	Standard inputs and underlying equity of the issuer
US bonds and notes of government and government agencies	Standard inputs
Residential and commercial mortgage-backed obligations; asset-backed obligations (including collateralized loan obligations)	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information, trustee reports
Bank loans	Standard inputs

Investments in registered open-end management investment companies will be valued based upon the net asset value (“NAV”) of such investments and are categorized as Level 1 of the fair value hierarchy.

Common stocks, exchange-traded funds and financial derivative instruments, such as futures contracts or options contracts, that are traded on a national securities or commodities exchange, are typically valued at the last reported sales price, in the case of

24	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Over-the-counter financial derivative instruments, such as foreign currency exchange contracts, options contracts, futures, or swap agreements, derive their values from underlying asset prices, indices, reference rates, other inputs or a combination of these factors. These instruments are normally valued on the basis of evaluations provided by independent pricing services or broker dealer quotations. Depending on the instrument and the terms of the transaction, the value of the derivative instruments can be estimated by a pricing service provider using a series of techniques, such as simulation pricing models. The pricing models use issuer details and other inputs that are observed from actively quoted markets such as indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are normally categorized as Level 2 of the fair value hierarchy. As of March 31, 2018, the Fund has no derivative instruments.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells to a financial institution a security that it holds with an agreement to repurchase the same security at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the security may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid by the Adviser or otherwise cover its obligations under reverse repurchase agreements. Securities pledged as collateral are reflected as a component of Investments in Securities, at Value on the Statement of Assets and Liabilities and are noted on the Schedule of Investments. Typically, the counterparty under the terms of the agreement is able to rehypothecate, resell or repledge the security. The value of reverse repurchase agreements entered into are recorded in Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. Interest is accrued daily and an appropriate payment reflecting the interest due for reverse repurchase agreements held at period end is recorded in Interest Payable for Reverse Repurchase Agreements on the Statement of Assets and Liabilities. The cumulative interest paid during the period is recorded in Interest Expense for Reverse Repurchase Agreements on the Statement of Operations. As of March 31, 2018, the Fund had no outstanding reverse repurchase agreements.

Securities may be fair valued by the Adviser in accordance with the fair valuation procedures approved by the Board of Trustees (the “Board”). The Adviser’s valuation committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Adviser’s valuation committee and the pricing group are authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations or third party vendor prices are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are deemed to be unreliable indicators of market or fair value.

The following is a summary of the fair valuations according to the inputs used to value the Fund’s investments as of March 31, 2018:

Category
Investments in Securities
Level 1
Money Market Funds	$56,405,130
Exchange Traded Funds and Common Stocks	1,716,344
Total Level 1	58,121,474
Level 2
Foreign Corporate Bonds	1,360,646,145
US Corporate Bonds	616,972,984
Bank Loans	237,304,269
Collateralized Loan Obligations	223,162,206
Non-Agency Commercial Mortgage Backed Obligations	134,086,579
US Government and Agency Mortgage Backed Obligations	125,045,127
Foreign Government Bonds, Foreign Agencies and Foreign Government Sponsored Corporations	92,208,500
Municipal Bonds	19,237,500
Exchange Traded Funds and Common Stocks	8,261,265
Asset Backed Obligations	2,538,281
Non-Agency Residential Collateralized Mortgage Obligations	1,767,925
Total Level 2	2,821,230,781

Semi-Annual Report	March 31, 2018	25

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

Category
Level 3
Non-Agency Commercial Mortgage Backed Obligations	$146,271,642
Non-Agency Residential Collateralized Mortgage Obligations	58,608,642
Total Level 3	204,880,284
Total	$3,084,232,539

See the Schedule of Investments for further disaggregation of investment categories.

The following amounts were transferred between Level 1 to Level 2 as of March 31, 2018. Transfers between Level 1 and Level 2 were due to adjustments made to quoted market prices, such as foreign currency translation, to measure the fair value of those instruments.

Transfers Out of Level 1	Transfers Into Level 2
$(8,261,265)	$8,261,265

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Fair Value as of 9/30/2017	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)[3]	Net Accretion (Amortization)	Purchases[1]	Sales[2]	Transfers Into Level 3[4]	Transfers Out of Level 3[4]	Fair Value as of 3/31/2018	Net Change in Unrealized Appreciation (Depreciation) on securities held at 3/31/2018[3]
Investments in Securities
Non-Agency Commercial Mortgage Backed Obligations	$149,605,764	$—	$(6,306,310)	$2,372,454	$—	$—	$599,734	$—	$146,271,642	$(6,306,310)
Non-Agency Residential Collateralized Mortgage Obligations	—	—	—	—	—	—	58,608,642	—	58,608,642	—
U.S. Corporate Bonds	100,000	(6,598,063)	6,582,359	—	—	(84,296)	—	—	—	—
Total	$149,705,764	$(6,598,063)	$276,049	$2,372,454	$—	$(84,296)	$59,208,376	$—	$204,880,284	$(6,306,310)

[1]	Purchases include all purchases of securities and payups.

[2]	Sales include all sales of securities, maturities, and paydowns.

[3]	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on securities held at March 31, 2018 may be due to a security that was not held or categorized as Level 3 at either period end.

[4]	Transfers into or out of Level 3 can be attributed to changes in the availability of pricing sources and/or in the observability of significant inputs used to measure the fair value of these instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

	Fair Value as of 3/31/2018 *	Valuation Techniques	Unobservable Input	Input Values	Impact to valuation from an increase to input
Non-Agency Commercial Mortgage Backed Obligations	$146,271,642	Market Comparables	Yields	10.28% -34.77%	Increase in yields would result in the decrease in the fair value of the security
Non-Agency Residential Collateralized Mortgage Obligations	$58,608,642	Market Comparables	Market Quotes	$96.54 - $98.53	Significant changes in the market quotes would result in direct and proportional changes in the fair value of the security

*	Level 3 securities are typically valued by pricing vendors. The appropriateness of fair values for these securities is monitored on an ongoing basis by the Adviser, which may include back testing, results of vendor due diligence, unchanged price review and consideration of market and/or sector events.

B. Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes has been made.

The Fund may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains.

26	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired. The Fund identifies its major tax jurisdictions as U.S. Federal, the Commonwealth of Massachusetts and the State of California.

C. Security Transactions, Investment Income. Investment securities transactions are accounted for on trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Interest income is recorded on an accrual basis. Discounts/premiums on debt securities purchased, which may include residual and subordinate notes, are accreted/amortized over the life of the respective securities using the effective interest method except for certain deep discount bonds where management does not expect the par value above the bond’s cost to be fully realized. Dividend income and corporate action transactions, if any, are recorded on the ex-date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of securities received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations.

D. Dividends and Distributions to Shareholders. Dividends from net investment income will be declared and paid monthly. The Fund will distribute any net realized long or short-term capital gains at least annually. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from US GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed (accumulated) net investment income (loss), and/or undistributed (accumulated) realized gain (loss). Undistributed (accumulated) net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

E. Use of Estimates. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

F. Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s NAV is typically calculated on days when the NYSE opens for regular trading (except that the Fund does not calculate its NAV on holidays when the principal U.S. bond markets are closed, such as Columbus Day and Veterans Day).

G. Unfunded Loan Commitments. The Fund may enter into certain credit agreements, of which all or a portion may be unfunded. As of March 31, 2018, the Fund had no outstanding unfunded loan commitments. The Fund may also enter into certain credit agreements designed to provide standby short term or “bridge” financing to a borrower. Typically the borrower is not economically incented to draw on the bridge loan and as such the likelihood of funding is remote. As of March 31, 2018, the Fund had no outstanding bridge loan commitments. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund generally will maintain with its custodian liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments and bridge loans.

H. Guarantees and Indemnifications. Under the Fund’s organizational documents, each Trustee and officer of the Fund is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

3.  Related Party Transactions

DoubleLine Capital LP (the “Adviser”) provides the Fund with investment management services under an Investment Management Agreement (the “Agreement”). Under the Agreement, the Adviser manages the investment of the assets of the Fund, places orders

Semi-Annual Report	March 31, 2018	27

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

for the purchase and sale of its portfolio securities and is responsible for providing certain resources to assist with the day-to-day management of the Fund’s business affairs. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the average daily total managed assets of the Fund. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, dollar roll transactions or similar transactions, borrowings, and/or preferred shares that may be outstanding) minus accrued liabilities (other than liabilities in respect of reverse repurchase agreements, dollar roll transactions or similar transactions, and borrowings). An affiliate of the Adviser owned 6,518 shares of the Fund as of March 31, 2018. The Adviser has arrangements with DoubleLine Group LP to provide personnel and other resources to the Fund.

4.  Purchases and Sales of Securities

For the period ended March 31, 2018, purchases and sales of investments, excluding short term investments, were $583,169,796 and $538,629,522, respectively. There were no transactions in U.S. Government securities (defined as long-term U.S. Treasury bills, notes and bonds) during the period.

5.  Income Tax Information

The tax character of distributions for the Fund were as follows:

	Period Ended March 31, 2018	Year Ended September 30, 2017
Distributions Paid From:
Ordinary Income	$95,268,850	$183,341,864
Total Distributions Paid	$95,268,850	$183,341,864

The amount and character of tax-basis distributions and composition of net assets, including undistributed (accumulated) net investment income (loss), are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended September 30, 2017.

The cost basis of investments for federal income tax purposes as of September 30, 2017, was as follows:

Tax Cost of Investments	$3,187,888,500
Gross Tax Unrealized Appreciation	125,899,873
Gross Tax Unrealized Depreciation	(217,723,582)
Net Tax Unrealized Appreciation (Depreciation)	(91,823,709)

As of September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Net Tax Unrealized Appreciation (Depreciation)	$(91,823,709)
Undistributed Ordinary Income	812,827
Total Distributable Earnings	812,827
Other Accumulated Gains (Losses)	(109,109,468)
Total Accumulated Earnings (Losses)	(200,120,350)

As of September 30, 2017, the following capital loss carryforward was available:

Capital Loss Carryforward	Expires
$100,357,662	Indefinite

The Fund may elect to defer to the first day of the next taxable year all or part of any late-year ordinary loss or post-October capital loss. As of September 30, 2017, the Fund deferred, on a tax basis, qualified late year losses of $8,730,643.

28	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

Additionally, US GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to consent income, market discount, PFICs, paydown losses and defaulted securities. For the year ended September 30, 2017, the following table shows the reclassifications made:

Undistributed (Accumulated) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid-In Capital
$8,259,442	$(8,259,442)	$—

6.  Share Transactions

There were no transactions in the Fund’s shares for the period ended March 31, 2018 and the year ended September 30, 2017.

7.  Trustees Fees

Trustees who are not affiliated with the Adviser and its affiliates received, as a group, fees of $76,067 from the Fund during the period ended March 31, 2018. These trustees may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the Fund, are treated as if invested in shares of the Fund or other funds managed by the Adviser and its affiliates. These amounts represent general, unsecured liabilities of the Fund and vary according to the total returns of the selected funds. Trustees Fees in the Fund’s Statement of Operations are shown as $76,067, which includes $75,491 in current fees (either paid in cash or deferred) and an increase of $576 in the value of the deferred amounts. Certain trustees and officers of the Fund are also officers of the Adviser; such trustees and officers are not compensated by the Fund.

8.  Bank Loans

The Fund may make loans directly to borrowers and may acquire or invest in loans made by others (“loans”). The Fund may acquire a loan interest directly by acting as a member of the original lending syndicate. Alternatively, the Fund may acquire some or all of the interest of a bank or other lending institution in a loan to a particular borrower by means of a novation, an assignment or a participation. The loans in which the Fund may invest include those that pay fixed rates of interest and those that pay floating rates—i.e., rates that adjust periodically based on a known lending rate, such as a bank’s prime rate. The Fund may purchase and sell interests in bank loans on a when-issued and delayed delivery basis, with payment delivery scheduled for a future date. Securities purchased on a delayed delivery basis are marked to market daily and no income accrues to the Fund prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuations and are subject, among other risks, to the risk that the value at delivery may be more or less than the trade purchase price.

9.  Credit Facility

From the beginning of the fiscal year through November 5, 2017, the Fund maintained a Revolving Credit and Security Agreement with HSBC Bank USA, National Association (“HSBC”) and The Bank of New York Mellon (“BNY”) (the “HSBC/BNY credit facility”). Under the HSBC/BNY credit facility, $900,000,000 was made available to the Fund. Borrowings under the HSBC/BNY credit facility bore an interest rate based on the London Interbank Offered Rate (LIBOR) and the period of the borrowing plus an additional 0.75%, subject to certain conditions that may have caused that rate of interest to increase. The Fund was also responsible for paying an extension fee equal to 0.08% of the credit available to the Fund under the HSBC/BNY credit facility and a commitment fee of up to 0.25% of the available credit that was not borrowed by the Fund.

Effective November 6, 2017, pursuant to authorization by the Board of Trustees, the Fund terminated the HSBC/BNY credit facility and the Fund entered into a Liquidity Agreement with State Street Bank & Trust Company (“SSB”) that allows the Fund to borrow up to $1 billion (maximum facility amount) and includes an agency securities lending arrangement with SSB.

The Fund pledges its assets as collateral to secure obligations under the Liquidity Agreement. The Fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the Liquidity Agreement and generally expects to make these assets available for securities lending transactions. Under the terms of the Liquidity Agreement, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the

Semi-Annual Report	March 31, 2018	29

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

Fund, may be used by SSB to fund amounts drawn by the Fund under the Liquidity Agreement. Any amounts credited against the Liquidity Agreement are considered leverage and would be subject to various limitations in the Liquidity Agreement and the 1940 Act. Upon return to the Fund of loaned securities, the collateral must be returned to the securities lending counterparty, and SSB may either lend other securities of the Fund or may replace such amount through direct loans from SSB. SSB has the option under the Liquidity Agreement to replace amounts lent to the Fund directly by SSB with the proceeds of securities lending transactions, and vice versa, without notice to or consent from the Fund. SSB retains all amounts paid by securities lending counterparties for loaned securities. Borrowers of Fund securities are required to pay the Fund substitute interest, dividends and other distributions paid with respect to any borrowed security. The Fund has the right to call a loan and obtain the securities loaned at any time.

In the event of a securities lending counterparty default, SSB has agreed to indemnify the Fund for certain losses that may arise in connection with the default. Although the risk of the loss by the Fund of the securities lent may be mitigated by receiving collateral from the securities lending counterparty and through SSB’s indemnification, the Fund could experience losses on securities loans, a delay in recovering, or an inability to recover, securities on loan, and the Fund could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

Interest charged is at the rate of one-month LIBOR (London Interbank Offered Rate) plus 0.70%, subject to certain conditions that may cause that rate of interest to increase. The Fund will also be responsible for paying a non-usage fee of 0.25% of available credit over $150,000,000 that has not been borrowed by the Fund.

The Fund may terminate the Liquidity Agreement with 60 days’ notice. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the Liquidity Agreement could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days’ notice prior to terminating the Liquidity Agreement.

For the period ended March 31, 2018, the Fund’s activity under both credit facilities was as follows:

Maximum Amount Available*	Average Borrowings	Maximum Amount Outstanding	Interest Expense	Average Interest Rate
$1,000,000,000	$947,747,253	$965,000,000	$10,696,220	2.21%

*	During the reporting period, the maximum amount available increased from $900,000,000 to $1,000,000,000 when the Fund terminated the HSBC/BNY credit facility and entered into a Liquidity Agreement with SSB.

10.  Principal Risks

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. The Fund’s prospectus provided additional information regarding these and other risks of investing in the Fund at the time of the initial public offering of the Fund’s shares.

•	market discount risk: The price of the Fund’s common shares of beneficial interest will fluctuate with market conditions and other factors. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

•	issuer risk: The value of securities may decline for a number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

•	investment and market risk: An investment in the Fund is subject to the risk of loss. The value of the Fund’s securities and financial assets may move up or down, sometimes rapidly and unpredictably. Further, the value of securities held by the Fund may decline in value due to factors affecting securities markets generally or particular industries. Securities markets may, in response to governmental actions or intervention, economic or market developments, or other external factors, experience periods of high volatility and reduced liquidity. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current historically low interest rate environment.

•

collateralized debt obligations risk:  The risks of an investment in a collateralized debt obligation (“CDO”) depend largely on the quality and type of the collateral and the tranche of the CDO in which the Fund invests. Normally, collateralized bond obligations (“CBOs”), CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities; however, an active dealer

30	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

market, or other relevant measures of liquidity, may exist for CDOs allowing a CDO potentially to be deemed liquid by the Adviser under liquidity policies approved by the Board. In addition to the risks associated with debt instruments (e.g., interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

•	credit risk: Credit risk is the risk that one or more of the Fund’s investments in debt securities or other instruments will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation or the issuer of a reference security experiences an actual or perceived decline in its financial status.

•	credit default swaps risk: Credit default swaps involve greater risks than investing in the reference obligation directly as well as liquidity risk, counterparty risk and credit risk. A buyer will lose its investment and recover nothing should no event of default occur. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

•	interest rate risk: Interest rate risk is the risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. As of the date of this report, interest rates in the U.S. are near historically low levels, increasing the exposure of bond investors to the risks associated with rising interest rates.

•	foreign (non-U.S.) investment risk: The Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. Investing in securities of issuers based or doing business in emerging markets entails all of the risks of investing in securities of foreign issuers, but to a heightened degree. To the extent that the investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. If the Fund buys securities denominated in a foreign currency, receives income in foreign currencies or holds foreign currencies from time to time, the value of the Fund’s assets, as measured in U.S. dollars, can be affected unfavorably by changes in exchange rates relative to the U.S. dollar or other foreign currencies. Foreign markets are also subject to the risk that a foreign government could restrict foreign exchange transactions or otherwise implement unfavorable currency regulations.

•	emerging markets risk: Investing in emerging market countries involves substantial risk due to the potential to have limited information compared to what may be available or required by more developed countries; higher brokerage costs; different accounting, auditing and financial reporting standards; different clearing and settlement procedures and custodial services; the potential for less developed legal systems and thinner trading markets as compared to those in developed countries; currency blockages or transfer restrictions; an emerging market country’s dependence on revenue from particular commodities or international aid; and expropriation, nationalization or other adverse political or economic developments.

•	mortgage-backed securities risk: The risk that borrowers may default on their mortgage obligations or the guarantees underlying the mortgage-backed securities will default or otherwise fail and that, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal-only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

•	sovereign debt obligations risk: Investments in countries’ government debt obligations involve special risks. The issuer or governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt or otherwise in a timely manner.

•

loan risk:  Investments in loans are in many cases subject to the risks associated with below-investment grade securities. Investments in loans are also subject to special risks, including, among others, the risk that (i) if the Fund holds a loan through another financial institution, or relies on a financial institution to administer the loan, the Fund’s receipt of principal and interest on the loan is subject to the credit risk of that financial institution; (ii) loans in which the Fund invests typically

Semi-Annual Report	March 31, 2018	31

Notes to Financial Statements (Cont.)	(Unaudited) March 31, 2018

pay interest at floating rates, and the borrower may have the ability to change or adjust the interest rate on a loan or under circumstances that would be unfavorable to the Fund; (iii) it is possible that any collateral securing a loan may be insufficient or unavailable to the Fund; (iv) investments in highly leveraged loans or loans of stressed, distressed, or defaulted issuers may be subject to significant credit and liquidity risk; (v) transactions in loans may settle on a delayed basis, and the Fund potentially may not receive the proceeds from the sale of a loan for a substantial period of time after the sale; and (vi) loans may be difficult to value and may be illiquid, which may adversely affect an investment in the Fund. It is unclear whether the protections of the securities laws against fraud and misrepresentation extend to loans and other forms of direct indebtedness. In the absence of definitive regulatory guidance, the Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. There can be no assurance that the Adviser’s efforts in this regard will be successful.

•	high yield risk: The risk that debt instruments rated below investment grade or debt instruments that are unrated and determined by the Adviser to be of comparable quality are predominantly speculative. These instruments, commonly known as “junk bonds,” have a higher degree of default risk and may be less liquid than higher-rated bonds. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of high yield investments generally, and less secondary market liquidity.

•	leverage risk: Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. When leverage is used, the net asset value and market price of the Fund’s shares and the Fund’s investment return will likely be more volatile.

•	inverse floaters and related securities risk: Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Fund to the same risks as investments in debt securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise.

•	foreign currency risk: The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if used), that the U.S. dollar will decline in value relative to the currency being hedged.

•	derivatives risk: Derivatives are subject to a number of risks applicable to other investments, such as liquidity risk, issuer risk, credit risk, interest rate risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of unfavorable or ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly or at all with an underlying asset, currency, interest rate or index.

•	counterparty risk: The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments entered into directly by the Fund or held by special purpose or structured vehicles in which the Fund invests. Subject to certain limitations for U.S. federal income tax purposes, the Fund is not subject to any limit with respect to the number of transactions it can enter into with a single counterparty. To the extent that the Fund enters into multiple transactions with a single or a small set of counterparties, it will be subject to increased counterparty risk.

•	restricted securities risk: The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

11.  Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined there are no additional subsequent events that would need to be disclosed in the Fund’s financial statements.

32	DoubleLine Income Solutions Fund

Evaluation of Advisory Agreement by the Board of Trustees	(Unaudited) March 31, 2018

DoubleLine Total Return Bond Fund

DoubleLine Core Fixed Income Fund

DoubleLine Emerging Markets Fixed Income Fund

DoubleLine Multi-Asset Growth Fund

DoubleLine Cayman Multi-Asset Growth Fund I Ltd.

DoubleLine Low Duration Bond Fund

DoubleLine Floating Rate Fund

DoubleLine Shiller Enhanced CAPE®

DoubleLine Flexible Income Fund

DoubleLine Low Duration Emerging Markets Fixed Income Fund

DoubleLine Long Duration Total Return Bond Fund

DoubleLine Selective Credit Fund

DoubleLine Strategic Commodity Fund

DoubleLine Strategic Commodity Ltd.

DoubleLine Global Bond Fund

DoubleLine Infrastructure Income Fund

DoubleLine Ultra Short Bond Fund

DoubleLine Shiller Enhanced International CAPE®

DoubleLine Opportunistic Credit Fund

DoubleLine Income Solutions Fund

At an in-person meeting in February 2018, the Boards of Trustees (the “Board”) of the DoubleLine open-end mutual funds and closed-end funds (the “Funds”) approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between DoubleLine and those Funds. That approval included approval by the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds (the “Independent Trustees”) voting separately. When used in this summary, “DoubleLine” refers collectively to DoubleLine Capital LP and to DoubleLine Alternatives LP.

The Trustees’ determination to approve the continuation of each Advisory Agreement was made on the basis of each Trustee’s business judgment after an evaluation of all of the information provided to the Trustees, including information provided for their consideration at their February 2018 meeting with management and at meetings held earlier in February outside the presence of management specifically to review and consider materials related to the proposed continuation of each Advisory Agreement. The Trustees meet over the course of the year with investment advisory personnel from DoubleLine and regularly review detailed information, presented both orally and in writing, regarding the services performed by DoubleLine for the benefit of the Funds and the investment program, performance, and operations of each Fund. In considering whether to approve the continuation of the Advisory Agreements, the Trustees took into account information presented to them over the course of the past year.

This summary describes a number, but not necessarily all, of the most important factors considered by the Board and the Independent Trustees. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive. In all of their deliberations, the Independent Trustees were advised by independent counsel.

The Trustees considered the nature, extent, and quality of the services, including the expertise and experience of investment personnel, provided and expected to be provided by DoubleLine to each Fund. In this regard, the Trustees considered that DoubleLine provides a full investment program for the Funds, and noted DoubleLine’s representation that it seeks to provide attractive returns with a strong emphasis on risk management. The Board considered in particular the difficulty of managing debt-related portfolios, noting that managing such portfolios requires a portfolio management team to balance a number of factors, which may include, among others, securities of varying maturities and durations, actual and anticipated interest rate changes and volatility, prepayments, collateral management, counterparty management, pay-downs, credit events, workouts, and net new issuances.

The Trustees reviewed reports (the “Strategic Insight Reports”) provided by Strategic Insight, an Asset International Company (“Strategic Insight”), that compared each open-end Fund’s net management fee ratio and net total expense ratio (Class I shares) against its Strategic Insight peer group, and each open-end Fund’s performance records (Class I shares) for the three-month, six-month, and one-year periods and, where applicable, the three- and five-year periods ended December 31, 2017 against its Morningstar category. The Independent Trustees met with Strategic Insight representatives to review Strategic Insight’s selection of peer groups, including the views of Strategic Insight regarding the challenges it encountered in assembling a peer group of funds with investment strategies substantially similar to those of certain open-end Funds.

Semi-Annual Report	March 31, 2018	33

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

With respect to the comparative performance information in the Strategic Insight Reports, the Trustees noted in particular that each open-end Fund, other than the Emerging Markets Fixed Income Fund (“EMFI”), Long Duration Total Return Bond Fund (“LD Total Return”), Low Duration Emerging Markets Fixed Income Fund (“LDEMFI”), Shiller Enhanced International CAPE (“International CAPE”), and Ultra Short Bond Fund (“Ultra Short”), was in the first or second performance quartile relative to its respective Morningstar category for the one-year period ended December 31, 2017; and each open-end Fund with a sufficiently long track record was in the first or second performance quartile relative to its respective Morningstar category for the three- and five-year periods ended December 31, 2017, other than EMFI and the Floating Rate Fund, which were in the third performance quartile for the three-year period, and LDEMFI, which was in the fourth performance quartile for the three-year period. The Trustees considered specific factors cited by DoubleLine for the relative underperformance of certain of the open-end Funds, which in most cases resulted from decisions of the Funds’ portfolio management team as to the overall positioning and strategy of the Funds. In addition, the Trustees considered management’s statements that International CAPE and Ultra Short have short operating histories, limiting the usefulness of peer group comparisons, and that the unusual long-duration strategy of LDEMFI limits the number of similar peer funds for comparison. Concerning EMFI and LD Total Return, the Trustees noted that each Fund’s performance was in the first quartile of its Morningstar category for longer-term periods (the five-year period ended December 31, 2017 in the case of EMFI, and the three-year period ended December 31, 2017 in the case of LD Total Return).

The Trustees considered the portion of the Strategic Insight Reports covering the open-end Funds’ expenses and advisory fees, noting that the reports showed that each open-end Fund, other than LD Total Return, the Strategic Commodity Fund, and Ultra Short, had a net total expense ratio in the first or second quartile of its peer group. The Trustees noted that the net total expense ratios of LD Total Return and the Strategic Commodity Fund were nonetheless below those of several of their respective peers, and that each of those Funds had achieved favorable relative performance over the longest period shown in its Strategic Insight Report notwithstanding its net expense ratio. The Trustees noted that, although Ultra Short’s net total expense ratio was in the third comparative quartile, it was within one-tenth of one basis point of the peer group median.

The Trustees considered each open-end Fund that had a net management fee ratio in the third or fourth quartile of its peer group: the Total Return Bond Fund, EMFI, the Multi-Asset Growth Fund, the Flexible Income Fund, LD Total Return, the Global Bond Fund, and the Infrastructure Income Fund. They noted that each of these Funds, other than LD Total Return, had a net total expense ratio in the first or second quartile of its peer group, and that the net management fee ratio of LD Total Return was only slightly more than one basis point above the median of its peer group. They noted that the net management fee ratio of each Fund was below the net management fee ratios of several of its respective peers. Concerning the Infrastructure Income Fund, they also considered Strategic Insight’s statement that the Fund did not have a group of peer funds with a similar focus on infrastructure-related bonds.

As to the Opportunistic Credit Fund (“DBL”), the Trustees noted that DBL’s net management fee ratio based on managed assets (generally, including the assets attributable to the Fund’s leverage) was shown in the Strategic Insight Reports to be slightly above the median of its peer group, and that its net management fee ratio based on net assets (generally, excluding the assets attributable to the Fund’s leverage) was below the median of its peer group. The Trustees noted that DBL had performed in the second quartile of its Morningstar category for the five-year period ended December 31, 2017, but that its performance had been in the third quartile for the three-year period and the fourth quartile for the one-year period ended December 31, 2017. The Trustees considered DoubleLine’s explanation for DBL’s recent underperformance, including its conservative positioning and its focus on investment in mortgage-backed securities by contrast to many peers that had more diversified exposure to segments of the debt securities markets. They also noted the information in the Strategic Insight Report showing that DBL had employed comparatively less leverage than its peers as of the date of the information in that report.

As to the Income Solutions Fund (“DSL”), the Trustees noted that DSL was shown in the Strategic Insight Reports to have performed in the first or second quartile of its Morningstar category for all periods shown. They noted the information in the Strategic Insight Report showing that DSL had employed comparatively less leverage than the median of its peer group as of the date of the information in that report. They noted that DSL’s net management fee ratios and net total expense ratios were just above the median of its peer group.

In evaluating the comparative net management fee ratios of DBL and DSL, the Trustees also considered DoubleLine’s statement that it had attempted to set each Fund’s fees at its inception at rates that reflected competitive market levels, but that also reflected the experience and expertise DoubleLine brings to managing the Funds.

The Trustees noted that both DBL and DSL had employed leverage for the period shown in the Strategic Insight Reports, and considered information from DoubleLine intended to show that each Fund’s use of leverage was accretive to the Fund’s investment performance, after taking into account any expenses related to the leverage.

34	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

The Trustees considered that DoubleLine provides a variety of other services to the Funds in addition to investment advisory services, including, among others, a number of back-office services, valuation services, compliance services, certain forms of information technology services (such as internal reporting), assistance with accounting and distribution services, and supervision and monitoring of the Funds’ other service providers. The Trustees reviewed DoubleLine’s ongoing efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Trustees also considered the nature, extent, and structure of the Funds’ compliance program, including the policies and procedures of the Funds and their various service providers (including DoubleLine). The Trustees considered the quality of those non-investment advisory services and determined that their quality supported the continuation of the Funds’ arrangements with DoubleLine.

The Trustees considered DoubleLine’s reports, provided at the Board’s regular meetings, that it had continued to hire additional resources to support DoubleLine’s ability to provide services to the Funds. The Trustees concluded that it appeared that DoubleLine continued to have sufficient quality and depth of personnel, resources, and investment methods.

The Trustees considered materials relating to the fees charged by DoubleLine to non-Fund clients for which DoubleLine employs investment strategies substantially similar to one or more Funds’ investment strategies, including institutional separate accounts advised by DoubleLine and mutual funds for which DoubleLine serves as subadviser. The Trustees noted the information DoubleLine provided regarding certain institutional separate accounts advised by it and funds subadvised by it that are subject to fee schedules that differ from, including some that are lower than, the rates paid by a Fund with substantially similar investment strategies. The Trustees noted DoubleLine’s representations that administrative, compliance, operational, legal, and other burdens of providing investment advice to mutual funds exceed in many respects those required to provide advisory services to non-mutual fund clients, such as institutional accounts for retirement or pension plans, which may have differing contractual requirements. The Trustees noted DoubleLine’s representations that DoubleLine bears substantially greater legal and other responsibilities and risks in managing and sponsoring mutual funds than in managing private accounts or in subadvising mutual funds sponsored by others, and that the services and resources required of DoubleLine when it subadvises mutual funds sponsored by others generally are less extensive than those required of DoubleLine to serve the Funds, because, where DoubleLine serves as a subadviser, many of the sponsorship, operational, and compliance responsibilities related to the advisory function are retained by the primary adviser.

The Trustees reviewed information as to general estimates of DoubleLine’s profitability with respect to each Fund, taking into account both the direct and the indirect benefits to DoubleLine from managing the Funds. The Trustees considered information provided by DoubleLine as to the methods it uses, and the assumptions it makes, in calculating its profitability. The Trustees considered representations from DoubleLine that its compensation and incentive policies and practices enable DoubleLine to attract, retain, and motivate highly qualified and experienced employees. The Trustees noted that DoubleLine had significant profitability in respect of certain of the Funds, but noted that in those cases it would be appropriate to consider that profitability in light of various other considerations such as the nature, extent, and quality of the services provided by DoubleLine, the relative performance of the Funds, and the competitiveness of the management fees and total operating expenses of the Funds.

The Trustees separately considered DoubleLine’s statement that it is continuing to invest in its business to maintain its ability to provide high quality services to the Funds, and noted DoubleLine’s need to invest in technology, infrastructure, and staff to continue to provide services and accommodate rapidly changing regulatory requirements.

The Trustees noted that a number of the open-end Funds had achieved significant size. The Trustees considered management’s view that the net management fee rates of the open-end Funds with significant size are consistent with DoubleLine’s general pricing philosophy of agreeing upon a Fund’s initial management fee rate at a level that generally reflects reasonably foreseeable economies of scale instead of relying on breakpoints in a Fund’s management fee rate. They noted DoubleLine’s statements that that approach has facilitated the open-end Funds’ asset-raising efforts and allowed the open-end Funds to compete from inception with peer funds with, in some cases, larger asset bases. The Trustees further noted that DoubleLine was still subsidizing the expenses of a number of the Funds. The Trustees also noted DoubleLine’s rapid growth and changes to the regulatory environment, which required DoubleLine to re-invest significantly in its business and infrastructure. The Trustees considered management’s statements among others that, although mutual fund advisory fees have trended downward over time, reducing the pricing advantage the Total Return Bond Fund had previously enjoyed, the Fund is fairly priced in light of its historical performance and the fact that it is DoubleLine’s and Mr. Gundlach’s flagship strategy. The Trustees also noted Strategic Insight’s observation that certain open-end Funds have experienced substantial asset growth in recent periods, and that that growth has resulted in a number of cases in reductions in the expense ratios of those Funds.

With regard to DBL and DSL, the Trustees noted that these Funds have not increased in assets significantly from their initial offerings due principally to their status as closed-end investment companies and that there were therefore no substantial increases in economies of scale realized with respect to these Funds since their inception. They noted DoubleLine’s view that the levels of its

Semi-Annual Report	March 31, 2018	35

Evaluation of Advisory Agreement by the Board of Trustees (Cont.)	(Unaudited) March 31, 2018

profitability in respect of DBL and DSL are appropriate in light of the investment it has made in these Funds, the quality of the investment management and other teams provided by it, and its continued investments in its own business.

On the basis of these considerations as well as others and in the exercise of their business judgment, the Trustees determined that they were satisfied with the nature, extent, and quality of the services provided to each Fund under its Advisory Agreement; that it appeared that the management fees paid by each Fund to DoubleLine were generally within the range of management fees paid by its peer funds, and, with respect to some Funds, lower than the median management fees paid by their peer funds, and generally reasonable in light of the services provided, the quality of the portfolio management teams, and each Fund’s performance to date; that the fees paid by each Fund did not appear inappropriate in light of the fee schedules charged to DoubleLine’s other clients with substantially similar investment strategies (where applicable) in light of the differences in the services provided and the risks borne by DoubleLine; that the profitability of each Fund to DoubleLine did not appear excessive or such as to preclude continuation of the Fund’s Advisory Agreement; that absence of breakpoints in any Fund’s management fee did not render that Fund’s fee unreasonable or inappropriate under the circumstances, although the Trustees would continue to consider the topic over time; and that it would be appropriate to approve each Advisory Agreement for an additional one-year period.

36	DoubleLine Income Solutions Fund

Federal Tax Information	(Unaudited) March 31, 2018

For the fiscal year ended September 30, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, (20% for taxpayers with taxable income greater than $400,000 for single individuals and $450,000 for married couples filing jointly), as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Qualified Dividend Income
0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2017, was as follows:

Dividends Received Deduction
0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended September 30, 2017, was as follows:

Qualified Short-term Gains
0.00%

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for the fiscal year ended September 30, 2017, was as follows:

Qualified Interest Income
75.57%

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Semi-Annual Report	March 31, 2018	37

Additional Information Regarding the Fund’s Investment Activities	(Unaudited) March 31, 2018

Investments in Pools of Loans: The Fund may invest in pools of loans through mortgage- or other asset-backed securities, where a trust or other entity issues interests in the loans, some of which interests may be senior to others. Alternatively, the Fund may invest directly in pools of loans, itself or with other clients of the Adviser or their related parties. The Fund’s direct investments in pools of loans present risks that may differ from the Fund’s investments in mortgage- and other asset-backed securities. For example, if it were to invest directly in such a pool without any co-investors, the Fund would incur all losses incurred on the loans acquired in the pool. However, if the Fund were to invest in a senior tranche of a mortgage- or other asset-backed security, it might have a more limited exposure to losses on the loans. In connection with the Fund’s direct purchase of certain loan portfolios, the Fund will incur costs, which may include the costs of various diligence-related services. The diligence-related services the Fund may require in connection with such investments may include, without limitation, loan file review, underwriting documentation review, and site visits. The Adviser would typically rely on information and analyses furnished as part of these diligence-related services in determining whether to invest in a particular loan portfolio. The costs associated with investments in a pool of loans may be significant and will reduce the performance contribution of such investments. The Fund may invest in pools of loans through collateralized debt obligations (“CDOs”) and other structured products sponsored or managed by, or otherwise affiliated with, the Adviser or related parties of the Adviser. Such investments may include investments in debt or equity interests issued of the CDO or structured product as well as investments purchased on the secondary market, and the Fund may invest in any tranche of the CDO or structured product, including an equity tranche.

Original Issuance, Subordinated Tranche Investments: The Fund may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche. Senior tranche investments in mortgage-backed or asset-backed securities are paid from the cash flows from the underlying assets before the junior tranches and equity or “first loss” tranches. Any losses on the underlying assets are first borne by the equity tranches, next by less junior tranches, and finally by the senior tranches. Accordingly, subordinated tranche investments, and especially “first loss” tranches, involve greater risk of loss than more senior tranches. The subordinated tranches the Fund may buy include those rated below investment grade or unrated instruments of similar credit quality. Below investment grade bonds are high yield, high risk bonds, commonly known as junk bonds.

The Adviser may aggregate the Fund’s order for an investment in, or sale of, an interest in a subordinated tranche, including investments at original issuance, with orders of one or more other DoubleLine funds or other DoubleLine accounts. Certain diligence-related or structuring costs and expenses will be allocated to all of the accounts, including the Fund, participating in the aggregated transaction pro rata based on the amount of investment made by each account participating in the transaction. The Fund’s participation in any such aggregated transaction will be subject to a number of conditions intended to result in the fair and equitable treatment of each participating account, including the Fund. For example, the Fund will not incur diligence- or structuring-related expenses in connection with any such transaction in excess of 0.50% of the value of the Fund’s investment in the structured product without the Fund’s Board of Trustees review of those expenses. The Adviser may advance diligence- or structuring-related expenses relating to such transactions on behalf of the Fund and seek to receive reimbursement (without interest) of any such expenses advanced on behalf of the Fund at a later date.

Affiliated Investments: The Adviser is, and may be in the future, affiliated with certain large financial institutions (“affiliates”) that hold interests in an entity that are of a different class or type than the class or type of interest held by the Fund. Conflicts may arise in cases where the Fund and affiliates invest in different parts of an issuer’s capital structure, such as when an affiliate holds securities in an entity that are senior or junior to the securities held by the Fund, which could mean that the affiliate will be entitled to different payments or other rights, or that in a workout or other distressed scenario the interests of the affiliate might be adverse to those of the Fund and the affiliate and the Fund might have disparate investment outcomes. For example, an affiliate may acquire a loan, loan participation, or a loan assignment of a particular borrower in which one or more Funds have an equity investment. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers, the Adviser may find that its own interests, the interests of an affiliate, and/or the interests of the Fund could conflict. The Adviser may seek to avoid such conflicts in certain circumstances when investing on behalf of its clients, including the Fund, and, as a result, the Adviser may choose not to make certain investments on behalf of the Fund and/or its other clients. Those foregone investment opportunities may adversely affect the Fund’s performance if similarly attractive opportunities are not available or cannot be identified.

Stapled Securities: The Fund may invest in stapled securities, which are financial instruments comprised of two or more different instruments that are contractually bound to form a single salable unit; they cannot be bought or sold separately. Stapled securities may often include a share in a company and a unit in a trust related to that company. The resulting security is influenced by both parts, and must be treated as one unit at all times, such as when buying or selling a security. The value of stapled securities and the income, if any, derived from them may fall as well as rise. The market for stapled securities may be illiquid at times, even for those securities that are listed on a domestic or foreign exchange.

38	DoubleLine Income Solutions Fund

(Unaudited) March 31, 2018

Capital Controls: Capital controls are measures a nation’s government can use to regulate capital entering and/or exiting a country and may include residency-based measures such as transaction taxes, limits or outright prohibitions on the transfer of currencies, securities or other assets. These measures may be economy-wide, sector-specific (usually the financial sector), or industry specific (for example, “strategic” industries). They may apply to all flows, or may differentiate by type or duration of the flow (debt, equity, direct investment; short-term vs. medium- and long-term). Types of capital controls include exchange controls that prevent or limit the buying and selling of a national currency at the market rate, caps on the allowed volume for the international sale or purchase of various financial assets, transaction taxes, minimum stay requirements, requirements for mandatory approval, or even limits on the amount of money a private citizen is allowed to remove from the country. The imposition of capital controls by a government of a country in which the Fund invests may significantly and adversely affect the values and liquidity of a Fund’s investments in the affected jurisdiction and may prevent indefinitely the repatriation of a Fund’s assets from the affected jurisdiction.

Semi-Annual Report	March 31, 2018	39

Information About Proxy Voting	(Unaudited) March 31, 2018

Information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30th is available no later than the following August 31st without charge, upon request, by calling 877-DLine11 (877-354-6311) and on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

A description of the Fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling 877-DLine11 (877-354-6311); and (ii) on the commission’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund intends to disclose its portfolio holdings on a quarterly basis by posting the holdings on the Fund’s website. The disclosure will be made by posting the Annual, Semi-Annual and Form N-Q regulatory filings on the Fund’s website.

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. You can also review and obtain copies of the Forms N-Q at the SEC’s Public Reference Room in Washington, DC (information on the operation of Public Reference Room may be obtained by calling 1-800-SEC-0330).

Householding — Important Notice Regarding Delivery of Shareholder Documents

In an effort to conserve resources, the Fund intends to reduce the number of duplicate Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding of your accounts, please call toll-free 877-DLine11 (877-354-6311) to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and principal financial officer required by section 302 of the Sarbanes-Oxley Act.

Proxy Results

The Annual Meeting of Shareholders was held on February 23, 2018 for shareholders of record as of the close of business on December 15, 2017 to re-elect Raymond B. Woolson and Ronald R. Redell, both Class II trustee nominees, for the Fund. The nominee Raymond B. Woolson was elected with 83,105,680 affirmative votes and 2,252,416 votes withheld. The nominee Ronald R. Redell was elected with 57,740,408 affirmative votes and 27,617,688 votes withheld. For the Fund, Trustees whose terms of office continued after the Annual Meeting of Shareholders because they were not up for re-election are Joseph J. Ciprari and John C. Salter.

40	DoubleLine Income Solutions Fund

Dividend Reinvestment Plan	(Unaudited) March 31, 2018

Unless the registered owner of Common Shares elects to receive cash by contacting U.S. Bancorp Fund Services, LLC (the “Plan Administrator”), all dividends, capital gains and returns of capital, if any, declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions payable in cash directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by providing notice in writing to the Plan Administrator at least 5 days prior to the dividend/distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Whenever the Fund declares an income dividend, a capital gain distribution or other distribution (collectively referred to as “dividends”) payable either in shares or cash, non-participants in the Plan will receive cash and participants in the Plan will receive a number of Common Shares, determined in accordance with the following provisions. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the market price per Common Share plus estimated brokerage trading fees is equal to or greater than the NAV per Common Share (such condition is referred to here as “market premium”), the Plan Administrator shall receive Newly Issued Common Shares, including fractions of shares from the Fund for each Plan participant’s account. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the date of issuance; provided that, if the NAV per Common Share is less than or equal to 95% of the current market value on the date of issuance, the dollar amount of the Dividend will be divided by 95% of the market price per Common Share on the date of issuance for purposes of determining the number of shares issuable under the Plan. If, on the payment date for any Dividend, the NAV per Common Share is greater than the market value plus estimated brokerage trading fees (such condition being referred to here as a “market discount”), the Plan Administrator will seek to invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases.

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly Dividends. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. If the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may instead receive the Newly Issued Common Shares from the Fund for each participant’s account, in respect of the uninvested portion of the Dividend, at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all registered shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shares owned by a beneficial owner but registered with the Plan Administrator in the name of a nominee, such as a bank, a broker or other financial intermediary (each, a “Nominee”), the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the Nominee as participating in the Plan. The Plan Administrator will not take instructions or elections from a beneficial owner whose Common Shares are registered with the Plan Administrator in the name of a Nominee. If a beneficial owner’s Common Shares are held through a Nominee and are not registered with the Plan Administrator as participating in the Plan, neither the beneficial owner nor the Nominee will be participants in or have distributions reinvested under the Plan with respect to those Common Shares. If a beneficial owner of

Semi-Annual Report	March 31, 2018	41

Dividend Reinvestment Plan (Cont.)	(Unaudited) March 31, 2018

Common Shares held in the name of a Nominee wishes to participate in the Plan, and the Shareholder’s Nominee is unable or unwilling to become a registered shareholder and a Plan participant with respect to those Common Shares on the beneficial owner’s behalf, the beneficial owner may request that the Nominee arrange to have all or a portion of his or her Common Shares registered with the Plan Administrator in the beneficial owner’s name so that the beneficial owner may be enrolled as a participant in the Plan with respect to those Common Shares. Please contact your Nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Administrator in the name of one Nominee may not be able to transfer the shares to another firm or Nominee and continue to participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence, questions, or requests for additional information concerning the Plan should be directed to the Plan Administrator by calling toll-free (877) DLine11 (877-354-6311) or by writing to U.S. Bancorp Fund Services, LLC at P.O. Box 701, Milwaukee, WI 53201. Be sure to include your name, address, daytime phone number, Social Security or tax I.D. number and a reference to DoubleLine Income Solutions Fund on all correspondence.

42	DoubleLine Income Solutions Fund

Privacy Notice	(Unaudited) March 31, 2018

What Does DoubleLine Do With Your Personal Information?

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, DoubleLine does not sell its customers’ non-public personal information to any third parties. DoubleLine uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a DoubleLine affiliated company.

DoubleLine may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you may give us orally;
•	Information about your transactions with us or others;
•	Information you submit to us in correspondence, including emails or other electronic communications; and
•	Information about any bank account you use for transfers between your bank account and any Fund account, including information provided when effecting wire transfers.

The types of personal information DoubleLine collects and shares depend on the product or service you have with us. This information may include:

•	Social Security Number;
•	account balances;
•	transaction or loss history;
•	assets;
•	investment experience;
•	account transactions;
•	risk tolerance.

DoubleLine does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.
•	DoubleLine will release any of the non-public information listed above about a customer if directed to do so by that customer or if DoubleLine is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.
•	to alert a customer to other financial products and services offered by DoubleLine or an affiliate, DoubleLine may share information with an affiliate, including companies using the DoubleLine name. Such products and services may include, for example, other investment products offered by a DoubleLine company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 877-DLine11 (877-354-6311). If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We have procedures designed to limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We seek to maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

Information Collected from Websites. Websites maintained by DoubleLine or its service providers may use a variety of technologies to collect information that help DoubleLine and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. Certain portions of doublelinefunds.com are maintained or controlled by third parties, each of which has privacy policies which may differ, in some cases significantly, from the privacy policies described in this notice. Please contact your DoubleLine representative if you would like to receive more information about the privacy policies of third parties.

As required by federal law, DoubleLine will notify customers of DoubleLine’s Privacy Policy annually. DoubleLine reserves the right to modify this policy at any time, but in the event that there is a change, DoubleLine will promptly inform its customers of that change.

Semi-Annual Report	March 31, 2018	43

DoubleLine Capital LP	333 South Grand Avenue 18th Floor Los Angeles, CA 90071 doubleline.com	fundinfo@doubleline.com 1. 213. 633. 8200

Investment Adviser:

DoubleLine Capital LP

333 South Grand Avenue

18th Floor

Los Angeles, CA 90071

Administrator and Transfer Agent:

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201

Custodian:

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Independent Registered

Public Accounting Firm:

Deloitte & Touche LLP

695 Town Center Drive Suite 1200

Costa Mesa, CA 92626

Legal Counsel:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Contact Information:

doubleline.com

fundinfo@doubleline.com

1-877-DLine11 or

1-877-354-6311

DL-SEMI-DSL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not directly engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                 DoubleLine Income Solutions Fund

By (Signature and Title)    /s/ Ronald R. Redell

                                               Ronald R. Redell, President and Chief Executive Officer

Date              5/30/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                    /s/ Ronald R. Redell

                             Ronald R. Redell, President and Chief Executive Officer

Date                             5/30/2018

By (Signature and Title)                     /s/ Susan Nichols

                                 Susan Nichols, Treasurer and Principal Financial Accounting Officer

Date              5/30/2018